EXHIBIT 10.12

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

LTF HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of [______] (the “Grant Date”) by and between LTF Holdings, Inc., a Delaware corporation (the “Company”), and [_______], an employee, consultant or director of the Company or one of its Subsidiaries (hereinafter referred to as, the “Optionee”).

WHEREAS, the Board has approved the LTF Holdings, Inc. 2015 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator (as defined in the Plan) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option to purchase [____] shares of Common Stock (the “Shares”) as provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into the Stockholders Agreement (as defined in the Plan).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, including those set forth in Article IV hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Change of Control” shall mean (a) the sale of all or substantially all of the assets of the Company to any other person or entity (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

Section 1.2 “Common Stock” shall mean shares of common stock, par value $0.01, of LTF Holdings, Inc.

Section 1.3 “Company” shall, except as set forth in Article IV, have the meaning set forth in the preamble hereto.

Section 1.4 “Disability” shall mean “Disability” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Disability” shall mean the Optionee has become physically or mentally incapacitated or disabled such that the Optionee is unable to perform for the Company substantially the same services as the Optionee performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of four (4) calendar months in any twelve (12) month period (as determined in good faith by the Administrator). In connection with making the Administrator’s determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Agreement.

Section 1.5 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.6 “Good Reason” shall mean “Good Reason” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Good Reason” shall mean, without the Optionee’s express written consent, any of the following conditions shall occur, provided that none of the following conditions shall constitute Good Reason unless the Optionee first gives written notice to the Company within 90 days of the first occurrence of the condition, delineating the claimed facts or circumstances constituting Good Reason and setting forth the Optionee’s intention to terminate the Optionee’s employment if such breach is not duly remedied within 30 business days, and the Company fails to cure the condition within such 30-business day period:

(a) the Company has breached any material term(s) or material condition(s) of this Agreement, which breach was not caused by the Optionee; or

(b) the Company relocates its executive offices outside of a seventy-five (75) mile radius of its location as of the Grant Date, and the relocation results in a material change to the geographic location at which the Optionee performs services.

Section 1.7 “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.8 “Initial Public Offering” shall mean an initial underwritten offering of Common Stock or securities of the Company or any affiliate of the Company to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-3 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of any such form).

Section 1.9 “IPO Measurement Date” shall mean the first date following the expiration of the lock-up period applicable to the Optionee related to the Initial Public Offering.

Section 1.10 “Measurement Date” shall mean (a) the date of a Change of Control, (b) the IPO Measurement Date and (c) the Termination Measurement Date.

Section 1.11 “Membership Dues Revenue” shall mean the revenue received by the Company and its subsidiaries from membership dues as reported by the Company for the twelve month period commencing on [____] and ending on [____]. The amount of Membership Dues Revenue shall be determined by the Administrator in its sole and absolute discretion and any such determination by the Administrator shall be final, binding and conclusive on the Optionee and all other persons.

Section 1.12 “Membership Dues Revenue Determination Date” shall mean the date that the Administrator determines the amount of Membership Dues Revenue for 20[__], which in no event shall be later than 75 days following the end of fiscal year 20[__].

Section 1.13 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.14 “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.15 “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.16 “Proprietary Information” shall mean (a) the name, address and/or contact information of any customer, supplier or affiliate of the Company or any information concerning the transactions or relations of any customer, supplier or affiliate of the Company or any of its shareholders; (b) any information concerning any product, service, technology or procedure offered or used by the Company or any of its affiliates, or under development by or being considered for use by the Company or any of its affiliates; (c) any information relating to marketing or pricing plans or methods, capital structure, or any business or strategic plans of the Company or any of its affiliates; (d) any inventions, innovations, trade secrets or other items covered by Sections 4.2 and 4.9; and (e) any other information which the Company or any of its affiliates has determined and communicated to the Optionee in writing to be proprietary information for purposes hereof; provided, however, that “Proprietary Information” shall not include any information that is or becomes generally known to the public other than through actions of the Optionee in violation of the restrictive covenants set forth in Article IV.

Section 1.17 “Restricted Period” shall mean the 18-month period following the Termination of Services Date.

Section 1.18 “Shares” shall have the meaning set forth in the Recitals.

Section 1.19 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 1.20 “Termination Measurement Date” shall mean the date of the Optionee’s Termination of Services due to death or Disability.

Section 1.21 “Termination of Services Date” shall mean the effective date of the Optionee’s Termination of Services for any or no reason, including voluntary and involuntary termination of employment, consultancy or other service relationship (as determined by the Administrator).

Section 1.22 “Vested Option” shall mean, as of any date, the portion of the Option that has become vested on or prior to such date pursuant to Section 3.1(a) or (b) and has not been forfeited pursuant to Section 3.1(c) or otherwise.

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of, consultancy to or other service relationship with the Company or one of its Subsidiaries and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [______] Shares, upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Sections 5, 8, 9(a) and 10(d) thereof.

Section 2.3 Option Price. The purchase price of the Shares subject to the Option shall be $[_____] per share (without commission or other charge), which is not less than 100% of the Fair Market Value of a Share as of the Grant Date.

ARTICLE III.

VESTING AND EXERCISABILITY

Section 3.1 Vesting.

(a) Time Vesting Option. Subject to Section 3.1(c), 50% of the Option (the “Time Vesting Option”) shall vest in four equal and cumulative installments on each of the first four anniversaries of the first calendar day of the month in which the Grant Date occurs; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the applicable vesting date.

(b) Performance Vesting Option. Subject to Section 3.1(c), 50% of the Option (the “Performance Vesting Option”) shall vest as provided below; provided that the Optionee remains continuously employed or engaged in active service by the Company from the Grant Date through the Membership Dues Revenue Determination Date, as follows:

(i) 50% of the Performance Vesting Option shall become vested as of the Membership Dues Revenue Determination Date if Membership Dues Revenue equals or exceeds $[***], but is less than $[***]; and

(ii) 100% of the Performance Vesting Option shall become vested as of the Membership Dues Revenue Determination Date if Membership Dues Revenue equals or exceeds $[***]. For the avoidance of doubt, if Membership Dues Revenue is less than $[***], the Performance Vesting Option shall be forfeited for no consideration and shall not thereafter become exercisable.

(c) Unless otherwise determined by the Administrator, (i) upon Termination of Services for any reason, any portion of the Option that has not become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become vested or exercisable, and (ii) upon a Termination of Services by the Company for Cause, any portion of the Option that has become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become exercisable. For the avoidance of doubt, no vested portion of the Option will be exercisable until the commencement of exercisability under Section 3.2.

Section 3.2 Commencement of Exercisability. Subject to Section 3.3, the Vested Option shall become exercisable on the occurrence of the first Measurement Date to occur following the Grant Date.

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date;

(b) The Termination of Services Date upon Termination of Services by the Company for Cause, immediately prior to such Termination of Services (and subject to such Termination of Services);

(c) Upon a Termination of Services by the Optionee without Good Reason (other than due to death or Disability), the later of (i) the six-month anniversary of such Termination of Services Date and (ii) the six-month anniversary of the first Measurement Date to occur following the Grant Date; or

(d) The date the Optionee first violates any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Optionee and the Company or any of its affiliates.

Section 3.4 Partial Exercise. Any exercisable portion of the Vested Option or the entire Vested Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Vested Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares and shall be for whole Shares only.

Section 3.5 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased the Optionee’s will or under the then applicable laws of descent and distribution.

Section 3.6 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice substantially in the form attached as Exhibit A hereto (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Administrator, through the (A) delivery by the Optionee to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company or a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs.

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration to be agreed upon by the Optionee and the Administrator;

(d) A joinder or other agreement in the form provided by the Company signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Shares received upon exercise of the Option or portion thereof are subject to the terms of the Stockholder Agreement; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.7 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Section 5 of the Plan.

ARTICLE IV.

RESTRICTIVE COVENANTS

Section 4.1 Introduction. The parties acknowledge and agree that (a) the provisions and covenants contained in this Article IV (i) have been negotiated and are entered into in good faith as an ancillary agreement in connection with the grant of the Option contemplated by this Agreement, (ii) are material to this Agreement, (iii) are provided for, among other things, the protection of the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships, goodwill and reputation (which is an honest and just purpose), (iv) are reasonable in geographic and temporal scope and (v) do not impose a greater restriction or restraint than is necessary to protect the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships and contacts, goodwill, reputation and other legitimate business interests, (b) the Optionee (i) is employed or otherwise engaged as an independent contractor or other service provider by the Company, (ii) has been and/or will be provided with confidential and commercially-sensitive information regarding the Company and its business during his or her employment and/or service with the Company, and (iii) provides special, unique and extraordinary services to the Company, (c) the provisions of this Article IV do not adversely affect the Optionee’s ability to earn a living in any capacity, stifle the Optionee’s ability to use his or her inherent skills and experience, or otherwise impose undue hardship or oppression on the Optionee, and (d) the entitlement to the benefits provided to the Optionee under this Agreement, whether or not such benefits have vested and/or become exercisable, constitute sufficient consideration for all of the Optionee’s covenants contained in this Article IV.

Section 4.2 Confidential Information. Except as permitted by the Board, during the term of the Optionee’s employment and/or service with the Company and at all times thereafter, the Optionee shall not divulge, furnish or make accessible to anyone or use in any way other than in the ordinary course of the business of the Company, any confidential, proprietary or secret knowledge or information of the Company or any of its affiliates, whether developed by the Optionee or others, including but not limited to (a) trade secrets, (b) confidential and proprietary plans, developments, research, processes, designs, methods or material (whether or not patented or patentable), (c) customer and supplier lists, (d) strategic or other business, marketing or sales plans, (e) financial data and plans and (f) Proprietary Information. The Optionee acknowledges that the above-described knowledge and information constitute unique and valuable assets of the Company and represent a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. During the term of the Optionee’s employment and/or service with the Company, the Optionee shall refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (i) is now or subsequently becomes generally publicly known for reasons other than the Optionee’s violation of this Agreement, (ii) is independently made available to the Optionee in good faith by a third party who has not violated a confidential relationship with the Company, or (iii) is required to be disclosed by legal process, other than as a direct or indirect result of the breach of this Agreement by the Optionee.

Section 4.3 Ventures. If, during the Optionee’s employment and/or service with the Company, the Optionee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company, all rights in such project, program or venture shall belong to the Company, as applicable. Except as approved in writing by the Board, the Optionee shall not be entitled to any interest in any such project, program or venture or to any commission, finder’s fee or other compensation in connection therewith. The Optionee shall have no interest, direct or indirect, in any customer or supplier that conducts business with the Company, provided that a passive investment of less than 2.5% of the outstanding shares of capital stock of any customer or supplier listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this sentence.

Section 4.4 Agreement Not to Compete. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, directly or indirectly, engage in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, employee, member of any association, consultant or otherwise) in any Company Business (as defined below) in the Territory (as defined below). For purposes of this Article IV, (a) “Company” means LTF Holdings, Inc. and any parent, affiliated, related and/or direct or indirect subsidiary entity thereof, (b) “Company Business” means (i) the design, development, operation, management, advertisement, promotion, solicitation, marketing or sale of health and fitness clubs or health and fitness club memberships, (ii) any services, products or programs offered by health and fitness clubs, including but not limited to personal training, nutritional supplements; health testing or health assessments; wellness services or programs (whether direct to consumer or business to business); weight loss services or programs; kids activities; salons, spas, and medical spas; restaurants or cafes; athletic events and related services (including race timing and registration), and (iii) any other product or service that grows into a material business for the Company (or is under development and is projected to grow into a material business for the Company) as of the Optionee’s Termination of Services Date, and (c) “Territory” means the United States, Canada and any other country in which the Company is then doing Company Business as of the Optionee’s Termination of Services Date. Ownership by the Optionee, as a passive investment, of less than 2.5% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Section 4.4.

Section 4.5 Agreement Not to Solicit or Hire Employees. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, hire, engage or solicit for the purpose of employing or otherwise engaging any person who is then an employee of the Company or who was an employee of the Company as of the Optionee’s Termination of Services Date or at any time in the six-month period prior to such hiring, engagement or solicitation.

Section 4.6 Agreement Not to Solicit Business Relations. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, solicit, request, advise or induce any current or potential customer, member, supplier or other business contact of the Company to cancel, curtail or otherwise change its relationship with the Company.

Section 4.7 Blue Pencil Doctrine. If the duration of, the scope of or any business activity covered by any provision of this Article IV is found by a court of competent jurisdiction to be in excess of what is valid and enforceable under applicable law, such provision shall be construed to cover only that duration, scope or activity that is valid and enforceable, and all other provisions of this Article IV shall remain in full force and effect. The Optionee hereby acknowledges that this Article IV shall be given the construction that renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law. Notwithstanding anything to the contrary, this Section 4.7 shall in no event apply to the extent its application would render this Article IV (or any portion thereof) unenforceable under applicable law.

Section 4.8 Return of Records and Property. On or within thirty (30) days of the Termination of Services Date or at any other time as required by the Company, the Optionee shall promptly deliver to the Company any and all Company records and any and all Company property in the Optionee’s possession or under the Optionee’s control, and all copies thereof, including without limitation manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, printouts, computer disks, computer tapes, source codes, data, tables or calculations, keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment belonging to the Company, and shall also permanently delete all Company email, all Company customer, member, supplier or other business contacts’ information, and all other Company information from the Optionee’s computer, mobile phone and other electronic devices.

Section 4.9 Protectable Material; Trade Secrets.

(a) All right, title and interest in all discoveries, inventions, improvements, innovations and other material that the Optionee shall conceive or originate individually or jointly or commonly with others during the term of the Optionee’s employment and/or service with the Company (i) that are directly related to the business of the Company or to the Company’s actual or demonstrably anticipated research or development, or that results from any work performed by the Optionee for the Company, (ii) for which any equipment, supplies, facility or trade secret information of the Company was used and/or (iii) which was not developed entirely on the Optionee’s own time, whether or not patentable, copyrightable, or registrable as a trademark (“Protectable Material”), shall be the property of the Company and are hereby assigned by the Optionee to the Company (and the Optionee agrees to assign all Protectable Material to the Company in the future), along with ownership of any and all patents, copyrights, trademarks and other intellectual property rights in the Protectable Material. Upon request and without further compensation therefor, but at no expense to the Optionee, the Optionee shall execute any and all papers and perform all other acts necessary to assist the Company to obtain and register patents, copyrights, trademarks and other intellectual property rights on the Protectable Materials in any and all countries. Where applicable, works of authorship created by the Optionee for the Company in performing the Optionee’s duties and responsibilities hereunder shall be considered “works made for hire,” as defined in the U.S. Copyright Act.

(b) All trade secret information conceived or originated by the Optionee that arises during the term of the Optionee’s employment and/or service with the Company and out of the performance of the Optionee’s duties and responsibilities to the Company or any related material or information shall be the property of the Company, and all rights therein are hereby assigned by the Optionee to the Company.

(c) Notwithstanding the foregoing, the Optionee understands that this Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time, and the current text of which is attached hereto as Annex 1 to Exhibit B. The Optionee hereby acknowledges that the Company has provided him or her with the notification set forth on Exhibit B (and the annex attached thereto) on the date hereof and the Optionee shall sign such notification as soon as reasonably practicable after the date hereof.

(d) Notwithstanding the foregoing, the Optionee understands that pursuant to the Defend Trade Secrets Act of 2016, the Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Section 4.10 Non-Disparagement. The Optionee will not malign, defame or disparage the reputation, character, image, products or services of the Company, or the reputation or character of the Company’s directors, officers, employees, shareholders or agents, either orally or in writing, at any time; provided that nothing in this Section 4.10 shall be construed to limit or restrict the Optionee from providing truthful information to the extent required by applicable law in connection with any legal proceeding, government investigation or other legal matter.

Section 4.11 Enforcement. The Optionee acknowledges that the provisions of Article IV are reasonable and necessary to protect the legitimate interests of the Company, and that any violation of those provisions by the Optionee would cause real, immediate, substantial and irreparable harm to the Company to such an extent that monetary damages alone would be an inadequate remedy therefor. Therefore, in the event of any actual or threatened breach of any provision of Article IV, the Company shall, in addition to any other remedies it may have, be entitled to injunctive and other equitable relief to enforce such provisions and to restrain the Optionee from violating or continuing to violate such provisions, and such relief may be granted without the necessity of proving actual monetary damages or posting bond. The Optionee agrees that the Restricted Period shall be tolled, and shall not run, during any period of time in which he or she is in violation of the terms of Section 4.4, 4.5 or 4.6, in order that the Company and its affiliates shall have all of the agreed-upon temporal protection recited herein. No breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, or change in the nature or scope of the Optionee’s employment and/or service relationship with the Company, shall operate to extinguish the Optionee’s obligation to comply with Article IV. The Company (including, without limitation, its affiliates) are third party beneficiaries under this Agreement and shall have the right to enforce all of the Optionee’s obligations to the Company under this Agreement, including without limitation pursuant to Article IV, and the Company shall be entitled to assign its rights under this Article IV without the Optionee’s consent and any such assignees shall have the right to enforce all of the Optionee’s obligations to comply with this Article IV. The Optionee covenants and agrees that he or she has received adequate consideration for his or her obligations contained in Article IV, and will not take the position that the covenants contained in Article IV are void for lack of consideration. The Optionee will be responsible for any and all attorneys’ fees and costs the Company incurs in enforcing the Optionee’s obligations contained in Article IV.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Not a Contract of Employment or Services. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or engagement of the Company or any of its Subsidiaries or affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2 Shares Subject to Plan and Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.4 Jurisdiction and Venue. The Optionee and the Company consent to jurisdiction of the courts of the State of Delaware and/or the United States District Court, District of Delaware, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. By execution and delivery of this Agreement, each party irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the making of copies thereof by registered or certified mail, postage prepaid, or by recognized express carrier or delivery service, to the applicable party at his, her or its address referred to herein. Each of the parties hereto irrevocably waives any objection which he, she or it may not or hereafter have to the laying of venue for the purposes of all such suits arising out of or in connection with this Agreement, or any related agreement, certificate or instrument referred to above, and hereby further irrevocably waives and agrees, to the fullest extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties consents to personal jurisdiction over such party in the aforementioned courts and hereby waives any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, shall be exclusively in Wilmington, Delaware.

Section 5.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.6 Amendment. The Option may be wholly or partially amended at any time or from time to time by the Administrator in its discretion; provided that if such amendment materially impairs the rights of the Optionee hereunder, no such amendment shall be effective until consented to in writing by the Optionee.

Section 5.7 Stockholder Approval.

(a) Except as otherwise provided in Section 5.7(b), in the event that the Company determines that any right to receive the Option or payment or other benefit under this Agreement (including, without limitation, the acceleration of the vesting and/or exercisability of the Option and taking into account the effect of this Section) or any other agreement by and between the Optionee and the Company, to or for the benefit of the Optionee (the “Payments”), would, in whole or part when aggregated with any other right, payment or benefit to or for the Optionee under all other agreements or benefit plans of the Company, be nondeductible by the Company (or other person making such payment or providing such benefit) as a result of Section 280G of the Code and/or would subject the Optionee to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”) then, to the extent necessary to make the Payments deductible and to exempt the Payments from the Excise Tax (but only to such extent and after taking into account any reduction in the Payments relating to Section 280G of the Code under any other plan, arrangement or agreement), the Option or any other right, payment or benefit under this Agreement shall not become exercisable, vested or paid.

(b) Notwithstanding any other provision of this Agreement, the provisions of Section 5.7(a) shall not apply to reduce the Payments if the Payments that would otherwise be nondeductible under Section 280G of the Code and/or would subject the Optionee to the Excise Tax are disclosed to and approved by the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

(c) The Company shall use commercially reasonable efforts to prepare and deliver to its stockholders the disclosure required by Section 280G(b)(5)(B) of the Code with respect to the Payments and to seek the approval of the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

Section 5.8 Section 409A. The Company shall undertake to administer, interpret and construe this Agreement in a manner that does not result in the imposition on the Optionee of any additional tax, penalty or interest under Section 409A, and to comply with Section 409A to the extent applicable. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines in good faith that any provision of this Agreement would cause the Optionee to incur an additional tax, penalty or interest under Section 409A, the Company and Optionee shall cooperate in good faith to (a) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, as the Company and Optionee determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement and to avoid less favorable accounting or tax consequences for the Company and/or (b) take such other actions as the Company and Optionee determine to be necessary or appropriate to exempt the amounts payable hereunder from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Optionee or any other individual to the Company or any of its affiliates, employees or agents.

Section 5.9 Tax Consultation. The Optionee acknowledges and agrees that his or her entry into this Agreement and participation in the Plan is voluntary and there may be tax consequences as a result of his or her receipt of the Option and/or the purchase or disposition of the Shares underlying the Option. The Optionee represents that he or she (a) has consulted with any tax consultants he or she deems advisable in connection with this Agreement, the receipt of the Option, and the purchase or disposition of the Shares underlying the Option, and (b) is not relying on the Company for any tax advice. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that he or she (and not the Company) shall be solely responsible for the Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

LTF HOLDINGS, INC.

By:

Its:

OPTIONEE

[Optionee Name]

Residence Address:

Optionee’s Social Security Number:

EXHIBIT A

TO STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  Shares of LTF Holdings, Inc. (the “Company”) under and pursuant to the LTF Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated                 , 20[[__] (the “Option Agreement”, and such election to exercise, the “Exercise Notice”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ¨    Incentive Stock Option                ¨    Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Exercise Notice.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS

A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

5. Entire Agreement. The Plan, the Option Agreement and the Stockholders Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

ACCEPTED BY: LTF HOLDINGS, INC.	SUBMITTED BY OPTIONEE:

By:	By:

Print Name:	Print Name:

Title:	Address:

EXHIBIT B

TO STOCK OPTION AGREEMENT

LIMITED EXCLUSION NOTIFICATION

THIS IS TO NOTIFY YOU that, notwithstanding anything to the contrary in that certain Non-Qualified Stock Option Agreement between you and LTF Holdings, Inc. (the “Company”), dated as of [Date] (the “Option Agreement”), the Option Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time. The current text of the aforementioned statute is attached hereto as Annex 1.

I,                                                                  , acknowledge receipt of a copy of this notification (and the annex thereto).

Date

Annex 1

Section 181.78 of the 2015 Minnesota Statutes

As of the date of this Agreement, Section 181.78 of the 2015 Minnesota Statutes is as follows:

181.78 AGREEMENTS; TERMS RELATING TO INVENTIONS.

Subdivision 1. Inventions not related to employment. Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

Subd. 2. Effect of subdivision 1. No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment.

Subd. 3. Notice to employee. If an employment agreement entered into after August 1, 1977 contains a provision requiring the employee to assign or offer to assign any of the employee’s rights in any invention to an employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer.

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

LTF HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of [______] (the “Grant Date”) by and between LTF Holdings, Inc., a Delaware corporation (the “Company”), and [_______], an employee, consultant or director of the Company or one of its Subsidiaries (hereinafter referred to as, the “Optionee”).

WHEREAS, the Board has approved the LTF Holdings, Inc. 2015 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator (as defined in the Plan) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option to purchase [____] shares of Common Stock (the “Shares”) as provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into the Stockholders Agreement (as defined in the Plan).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, including those set forth in Article IV hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Cash Equivalents” shall mean (a) securities issued or directly and fully guaranteed or insured by the full faith and credit of the United States government; (b) certificates of deposit or bankers acceptances with maturities of one year or less from institutions with at least $1 billion in capital and surplus and whose long-term debt is rated at least “A-1” by Moody’s or the equivalent by Standard & Poor’s; (c) commercial paper issued by a corporation rated at least “A-1” by Moody’s or the equivalent by Standard & Poor’s and in each case maturing within one year; and (d) investment funds investing at least ninety-five percent (95%) of their assets in cash or assets of the types described in clauses (a) through (c) above.

Section 1.2 “Cash Proceeds” shall mean, with respect to a Measurement Date, the actual cash proceeds received by the Principal Stockholders in respect of the Investment on or prior to such Measurement Date (other than any cash proceeds received by a Principal Stockholder at any time from an affiliate thereof), including (a) any cash dividends, cash distributions or cash interest made or paid by the Company or any of its Subsidiaries in respect of the Investment (but excluding any management and similar fees or other amounts payable that are not directly attributable to the Investment) and (b) any cash or Cash Equivalents received for the disposal of any portion of the Investment (including, without limitation, any cash or Cash Equivalents received by the Principal Stockholders upon the conversion of Non-Cash Proceeds realized by the Principal Stockholders on the Investment on or prior to such Measurement Date).

Section 1.3 “Change of Control” shall mean (a) the sale of all or substantially all of the assets of the Company to any other person or entity (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

Section 1.4 “Common Stock” shall mean shares of common stock, par value $0.01, of LTF Holdings, Inc.

Section 1.5 “Company” shall, except as set forth in Article IV, have the meaning set forth in the preamble hereto.

Section 1.6 “Disability” shall mean “Disability” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Disability” shall mean the Optionee has become physically or mentally incapacitated or disabled such that the Optionee is unable to perform for the Company substantially the same services as the Optionee performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of four (4) calendar months in any twelve (12) month period (as determined in good faith by the Administrator). In connection with making the Administrator’s determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Agreement.

Section 1.7 “Effective Date” shall mean the date of the consummation of the transactions contemplated by that certain Agreement and Plan of Merger among Life Time, LTF Holdings, LTF Merger Sub, Inc., dated as of March 15, 2015.

Section 1.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 “Good Reason” shall mean “Good Reason” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Good Reason” shall mean, without the Optionee’s express written consent, any of the following conditions shall occur, provided that none of the following conditions shall constitute Good Reason unless the Optionee first gives written notice to the Company within 90 days of the first occurrence of the condition, delineating the claimed facts or circumstances constituting Good Reason and setting forth the Optionee’s intention to terminate the Optionee’s employment if such breach is not duly remedied within 30 business days, and the Company fails to cure the condition within such 30-business day period:

(a) the Company has breached any material term(s) or material condition(s) of this Agreement, which breach was not caused by the Optionee; or

(b) the Company relocates its executive offices outside of a seventy-five (75) mile radius of its location as of the Grant Date, and the relocation results in a material change to the geographic location at which the Optionee performs services.

Section 1.10 “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.11 “Initial Public Offering” shall mean an initial underwritten offering of Common Stock or securities of any of affiliates of the Company to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-3, S-4 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of any such form).

Section 1.12 “Investment” shall mean the aggregate investment of funds (and the fair market value of any property contributed as of the time of such contribution) by the Principal Stockholders in exchange for equity securities of the Company and its Subsidiaries.

Section 1.13 “Investment Hurdle” shall have the meaning set forth in Section 3.2(d).

Section 1.14 “IPO Date” shall mean the effective date of an Initial Public Offering.

Section 1.15 “IPO Measurement Date” shall mean each date following the expiration of the lock-up period applicable to the Optionee related to the Initial Public Offering as of which the Principal Stockholders have received Cash Proceeds in connection with the Investment equal to or exceeding the amount of the Investment.

Section 1.16 “IRR Exercisable Amount” shall have the meaning set forth in Section 3.2(a)(ii).

Section 1.17 “Measurement Date” shall mean (a) the date of the first Change in Control following the Effective Date, (b) each IPO Measurement Date and (c) the Termination Measurement Date.

Section 1.18 “MOIC Exercisable Amount” shall have the meaning set forth in Section 3.2(a)(i).

Section 1.19 “Non-Cash Proceeds” shall mean all actual proceeds received by the Principal Stockholders in respect of the Investment on or prior to the Measurement Date (other than any proceeds received by a Principal Stockholder at any time from an affiliate thereof) which do not constitute Cash Proceeds.

Section 1.20 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.21 “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.22 “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.23 “Principal Stockholder IRR” shall mean the annual, compounded internal rate of return achieved, as of the date of the first Change of Control following the Effective Date, by the Principal Stockholders in respect of the Investment, which internal rate of return shall be based on the amount of all Proceeds received by the Principal Stockholders (after taking into account the vesting and exercisability of the Option and any other equity awards granted by the Company). Principal Stockholder IRR shall be calculated using the XIRR function in the most recent version of Microsoft Excel (or if such program is no longer available, such other software program for calculating internal rate of return proposed by the Company and reasonably acceptable to the Board).

Section 1.24 “Principal Stockholder MOIC” shall mean the “multiple of invested capital” received by the Principal Stockholders on the Investment, which shall be equal to:

(a) as of the first Change of Control following the Effective Date, the ratio of (i) the amount of all Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such Change of Control (after taking into account the vesting and exercisability of the Option and any other equity awards granted by the Company), to (ii) the amount of the Investment on or prior to such Change of Control;

(b) as of each IPO Measurement Date, the ratio of (i) the amount of all actual Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such IPO Measurement Date, to (ii) the amount of the Investment on or prior to such IPO Measurement Date; and

(c) as of the Termination Measurement Date, the ratio of (i) the amount of all Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such Termination Measurement Date, to (ii) the amount of the Investment on or prior to the Termination Measurement Date.

Section 1.25 “Proceeds” shall mean:

(a) with respect to each IPO Measurement Date, the sum of the Cash Proceeds and the fair market value of Non-Cash Proceeds; provided, however, that if the Principal Stockholders retain publicly-traded equity securities of the Company or any of its affiliates following an Initial Public Offering, the fair market value of any such securities held as of an IPO Measurement Date (calculated based on the average closing price per share of such equity securities for the thirty (30)-day period immediately preceding such IPO Measurement Date) shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds as of such IPO Measurement Date;

(b) with respect to the first Change in Control after the Effective Date, the Cash Proceeds and the fair market value of Non-Cash Proceeds received on or prior to such Change of Control, after taking into account, to the extent applicable, all post-closing adjustments relating to such Change of Control, and assuming the exercise of all vested and exercisable options and warrants outstanding as of the effective date of such Change of Control (after giving effect to any dilution of securities or instruments arising in connection with such Change of Control); provided, however, that (i) if the Principal Stockholders retain any portion of an Investment following a Change of Control, the fair market value of such portion of the Investment as of such Change of Control shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds, (ii) the fair market value of any Non-Cash Proceeds (including stock) received in connection with a Change of Control shall be determined by the Board in good faith as of the date of such Change of Control, and (iii) in the event that the receipt of any portion of the Proceeds by the Principal Stockholders is delayed beyond the date of the applicable Change of Control and made subject to any contingencies or potential post-closing adjustments, such as an escrow arrangement, the Proceeds shall include an estimate, determined as of or prior to the date of the Change of Control by the Board in good faith of the fair market value of such portion of the Proceeds (rather than the actual amounts ultimately received, if any, with respect to such portion of the Proceeds); and

(c) with respect to the Termination Measurement Date, the Cash Proceeds and the fair market value of Non-Cash Proceeds received on or prior to such Termination Measurement Date; provided, however, that (i) if the Principal Stockholders retain any portion of an Investment following the Termination Measurement Date, the fair market value of such portion of the Investment as of the Termination Measurement Date shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds and (ii) the fair market value of any Non-Cash Proceeds shall be determined by the Board in good faith as of the Termination Measurement Date.

Section 1.26 “Proprietary Information” shall mean (a) the name, address and/or contact information of any customer, supplier or affiliate of the Company or any information concerning the transactions or relations of any customer, supplier or affiliate of the Company or any of its shareholders; (b) any information concerning any product, service, technology or procedure offered or used by the Company or any of its affiliates, or under development by or being considered for use by the Company or any of its affiliates; (c) any information relating to marketing or pricing plans or methods, capital structure, or any business or strategic plans of the Company or any of its affiliates; (d) any inventions, innovations, trade secrets or other items covered by Sections 4.2 and 4.9; and (e) any other information which the Company or any of its affiliates has determined and communicated to the Optionee in writing to be proprietary information for purposes hereof; provided, however, that “Proprietary Information” shall not include any information that is or becomes generally known to the public other than through actions of the Optionee in violation of the restrictive covenants set forth in Article IV.

Section 1.27 “Restricted Period” shall mean the 18-month period following the Termination of Service Date.

Section 1.28 “Shares” shall have the meaning set forth in the Recitals.

Section 1.29 “Termination Measurement Date” shall mean the date of the Optionee’s Termination of Service due to death or Disability prior to the first Change in Control following the Effective Date. For the avoidance of doubt, no such date shall occur on or after the first Change in Control following the Effective Date.

Section 1.30 “Termination of Service Date” shall mean the effective date of the Optionee’s Termination of Service for any or no reason, including voluntary and involuntary termination of employment, consultancy or other service relationship (as determined by the Administrator).

Section 1.31 “Vested Option” shall mean, as of any date, the portion of the Option that has become vested on or prior to such date pursuant to Section 3.1(a) or (b) and has not been forfeited pursuant to Section 3.1(c) or otherwise. For the avoidance of doubt, the Vested Option as of the date of a Change of Control, shall be determined after taking into account any vesting pursuant to Section 3.1(b).

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of, consultancy to or other service relationship with the Company or one of its Subsidiaries and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [______] Shares, upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Section 5, 8, 9(a) and 10(d) thereof.

Section 2.3 Option Price. The purchase price of the Shares subject to the Option shall be $[______] per share (without commission or other charge), which is not less than 100% of the Fair Market Value of a Share as of the Grant Date.

ARTICLE III.

VESTING AND EXERCISABILITY

Section 3.1 Vesting.

(a) Subject to Sections 3.1(b) and (c), the Option shall vest in five equal and cumulative installments on each of the first five anniversaries of [______]1; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Service occurs) from the Grant Date through the applicable vesting date.

(b) Notwithstanding Section 3.1(a) (but subject to Section 3.1(c)), upon the consummation of a Change of Control or an Initial Public Offering, the Option shall become fully vested immediately prior to the effective date of such Change in Control or upon the effectiveness of such Initial Public Offering, as applicable; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Service occurs) from the Grant Date through the consummation of such Change of Control or the effectiveness of such Initial Public Offering, as applicable.

(c) Unless otherwise determined by the Administrator, (i) upon Termination of Service for any reason, any portion of the Option that has not become vested on or prior to the Termination of Service Date shall be forfeited on such date and shall not thereafter become vested or exercisable, and (ii) upon a Termination of Service by the Optionee without Good Reason or by the Company for Cause, any portion of the Option that has become vested on or prior to the Termination of Service Date shall be forfeited on such date and shall not thereafter become exercisable. For the avoidance of doubt, no vested portion of the Option will be exercisable until the commencement of exercisability under Section 3.2.

Section 3.2 Commencement of Exercisability.

(a) Subject to Sections 3.2(b), 3.2(d) and 3.3, the Vested Option, as of each Measurement Date, shall become exercisable on such Measurement Date (and, with respect to a Measurement Date that is a Change of Control, immediately prior to such Change of Control) with respect to a number of Shares equal to the excess of (1) the MOIC Exercisable Amount (as defined below) for such Measurement Date (or, with respect to a Measurement Date that is a Change of Control, the IRR Exercisable Amount (as defined below) for such Measurement Date, if greater), over (2) the number of Shares with respect to the Option that had become exercisable prior to such Measurement Date:

(i) MOIC Exercisable Amount. For purposes of this Agreement, the “MOIC Exercisable Amount” shall, with respect to a Measurement Date, equal:

(A) No Shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC is less than 2.0;

[1]

To include “December 31, 2015” for the initial grants approved by the Compensation Committee or the Incentive Subcommittee. For any grants after the initial grants, to include “the first calendar day of the month in which the Grant Date occurs.”

(B) One-third of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 2.0, but is less than 2.5;

(C) Two-third of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 2.5, but is less than 3.0; or

(D) All of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 3.0.

(ii) IRR Exercisable Amount. For purposes of this Agreement, the “IRR Exercisable Amount” shall, with respect to a Measurement Date that is a Change of Control, equal:

(A) No Shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder IRR is less than 20%;

(B) One-half of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date the Principal Stockholder IRR equals or exceeds 20%, but is less than 25%; or

(C) All of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder IRR equals or exceeds 25%.

(iii) For the avoidance of doubt, the IRR Exercisable Amount shall not apply with respect to any Measurement Date that does not occur on the date of a Change of Control (i.e., no portion of the Option will be eligible to become exercisable based on Principal Stockholder IRR on an Initial Public Offering or any Measurement Date thereafter or the Termination Measurement Date).

(b) Unless otherwise determined by the Administrator, no portion of the Option which is unexercisable after the earlier of (i) the Measurement Date following which the Principal Stockholders no longer hold any Investment or (ii) the date of the first Change of Control following the Effective Date shall thereafter become exercisable (and such unexercisable portion shall be canceled automatically for no consideration on the earliest of such dates).

(c) The Board shall make the determination as to whether the targets for any Principal Stockholder MOIC and Principal Stockholder IRR for any Measurement Date have been met and shall determine the extent, if any, to which the Option has become exercisable on such Measurement Date.

(d) For the avoidance of doubt, and without limiting (and subject to compliance with) Sections 1.23 and 1.24, if, upon a Measurement Date, the exercisability of the Option (or portion thereof) on such Measurement Date and the participation of the Shares underlying such Option (or portion thereof) (and any such other options (or portions thereof)) in any transaction on such Measurement Date would result in the failure to satisfy any of the thresholds in Section 3.2(a)(i) or 3.2(a)(ii), as applicable (each, an “Investment Hurdle”), then the Option shall become exercisable as to the maximum percentage of Shares subject thereto that will result in, as of the Measurement Date, the achievement of the applicable Investment Hurdle taking into account the Shares subject to the Option (or portion thereof) (and any other options (or portions thereof) with respect to Shares) that so become exercisable and, if applicable, the participation of the Shares underlying such Option (or portion thereof) (and any such other options (or portions thereof)) in such transaction.

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) The Termination of Service Date upon Termination of Service by the Company for Cause or by the Optionee without Good Reason, immediately prior to such Termination of Service (and subject to such Termination of Service); or

(c) The date the Optionee first violates any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Optionee and the Company or any of its affiliates.

Section 3.4 Partial Exercise. Any exercisable portion of the Vested Option or the entire Vested Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Vested Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares and shall be for whole Shares only.

Section 3.5 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased the Optionee’s will or under the then applicable laws of descent and distribution.

Section 3.6 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice substantially in the form attached as Exhibit A hereto (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Administrator, through the (A) delivery by the Optionee to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company or a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs.

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration to be agreed upon by the Optionee and the Administrator;

(d) A joinder or other agreement in the form provided by the Company signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Shares received upon exercise of the Option or portion thereof are subject to the terms of the Stockholder Agreement; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.7 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Section 5 of the Plan.

ARTICLE IV.

RESTRICTIVE COVENANTS

Section 4.1 Introduction. The parties acknowledge and agree that (a) the provisions and covenants contained in this Article IV (i) have been negotiated and are entered into in good faith as an ancillary agreement in connection with the grant of the Option contemplated by this Agreement, (ii) are material to this Agreement, (iii) are provided for, among other things, the protection of the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships, goodwill and reputation (which is an honest and just purpose), (iv) are reasonable in geographic and temporal scope and (v) do not impose a greater restriction or restraint than is necessary to protect the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships and contacts, goodwill, reputation and other legitimate business interests, (b) the Optionee (i) is employed or otherwise engaged as an independent contractor or other service provider by the Company, (ii) has been and/or will be provided with confidential and commercially-sensitive information regarding the Company and its business during his or her employment and/or service with the Company, and (iii) provides special, unique and extraordinary services to the Company, (c) the provisions of this Article IV do not adversely affect the Optionee’s ability to earn a living in any capacity, stifle the Optionee’s ability to use his or her inherent skills and experience, or otherwise impose undue hardship or oppression on the Optionee, and (d) the entitlement to the benefits provided to the Optionee under this Agreement, whether or not such benefits have vested and/or become exercisable, constitute sufficient consideration for all of the Optionee’s covenants contained in this Article IV.

Section 4.2 Confidential Information. Except as permitted by the Board, during the term of the Optionee’s employment and/or service with the Company and at all times thereafter, the Optionee shall not divulge, furnish or make accessible to anyone or use in any way other than in the ordinary course of the business of the Company, any confidential, proprietary or secret knowledge or information of the

Company or any of its affiliates, whether developed by the Optionee or others, including but not limited to (a) trade secrets, (b) confidential and proprietary plans, developments, research, processes, designs, methods or material (whether or not patented or patentable), (c) customer and supplier lists, (d) strategic or other business, marketing or sales plans, (e) financial data and plans and (f) Proprietary Information. The Optionee acknowledges that the above-described knowledge and information constitute unique and valuable assets of the Company and represent a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. During the term of the Optionee’s employment and/or service with the Company, the Optionee shall refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (i) is now or subsequently becomes generally publicly known for reasons other than the Optionee’s violation of this Agreement, (ii) is independently made available to the Optionee in good faith by a third party who has not violated a confidential relationship with the Company, or (iii) is required to be disclosed by legal process, other than as a direct or indirect result of the breach of this Agreement by the Optionee.

Section 4.3 Ventures. If, during the Optionee’s employment and/or service with the Company, the Optionee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company, all rights in such project, program or venture shall belong to the Company, as applicable. Except as approved in writing by the Board, the Optionee shall not be entitled to any interest in any such project, program or venture or to any commission, finder’s fee or other compensation in connection therewith. The Optionee shall have no interest, direct or indirect, in any customer or supplier that conducts business with the Company, provided that a passive investment of less than 2.5% of the outstanding shares of capital stock of any customer or supplier listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this sentence.

Section 4.4 Agreement Not to Compete. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, directly or indirectly, engage in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, employee, member of any association, consultant or otherwise) in any Company Business (as defined below) in the Territory (as defined below). For purposes of this Article IV, (a) “Company” means LTF Holdings, Inc. and any parent, affiliated, related and/or direct or indirect subsidiary entity thereof, (b) “Company Business” means (i) the design, development, operation, management, advertisement, promotion, solicitation, marketing or sale of health and fitness clubs or health and fitness club memberships, (ii) any services, products or programs offered by health and fitness clubs, including but not limited to personal training, nutritional supplements; health testing or health assessments; wellness services or programs (whether direct to consumer or business to business); weight loss services or programs; kids activities; salons, spas, and medical spas; restaurants or cafes; athletic events and related services (including race timing and registration), and (iii) any other product or service that grows into a material business for the Company (or is under development and is projected to grow into a material business for the Company) as of the Optionee’s Termination of Service Date, and (c) “Territory” means the United States, Canada and any other country in which the Company is then doing Company Business as of the Optionee’s Termination of Service Date. Ownership by the Optionee, as a passive investment, of less than 2.5% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Section 4.4.

Section 4.5 Agreement Not to Solicit or Hire Employees. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, hire, engage or solicit for the purpose of employing or otherwise engaging any person who is then an employee of the Company or who was an employee of the Company as of the Optionee’s Termination of Service Date or at any time in the six-month period prior to such hiring, engagement or solicitation.

Section 4.6 Agreement Not to Solicit Business Relations. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, solicit, request, advise or induce any current or potential customer, member, supplier or other business contact of the Company to cancel, curtail or otherwise change its relationship with the Company.

Section 4.7 Blue Pencil Doctrine. If the duration of, the scope of or any business activity covered by any provision of this Article IV is found by a court of competent jurisdiction to be in excess of what is valid and enforceable under applicable law, such provision shall be construed to cover only that duration, scope or activity that is valid and enforceable, and all other provisions of this Article IV shall remain in full force and effect. The Optionee hereby acknowledges that this Article IV shall be given the construction that renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law. Notwithstanding anything to the contrary, this Section 4.7 shall in no event apply to the extent its application would render this Article IV (or any portion thereof) unenforceable under applicable law.

Section 4.8 Return of Records and Property. On or within thirty (30) days of the Termination of Service Date or at any other time as required by the Company, the Optionee shall promptly deliver to the Company any and all Company records and any and all Company property in the Optionee’s possession or under the Optionee’s control, and all copies thereof, including without limitation manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, printouts, computer disks, computer tapes, source codes, data, tables or calculations, keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment belonging to the Company, and shall also permanently delete all Company email, all Company customer, member, supplier or other business contacts’ information, and all other Company information from the Optionee’s computer, mobile phone and other electronic devices.

Section 4.9 Protectable Material; Trade Secrets.

(a) All right, title and interest in all discoveries, inventions, improvements, innovations and other material that the Optionee shall conceive or originate individually or jointly or commonly with others during the term of the Optionee’s employment and/or service with the Company (i) that are directly related to the business of the Company or to the Company’s actual or demonstrably anticipated research or development, or that results from any work performed by the Optionee for the Company, (ii) for which any equipment, supplies, facility or trade secret information of the Company was used and/or (iii) which was not developed entirely on the Optionee’s own time, whether or not patentable, copyrightable, or registrable as a trademark (“Protectable Material”), shall be the property of the Company and are hereby assigned by the Optionee to the Company (and the Optionee agrees to assign all Protectable Material to the Company in the future), along with ownership of any and all patents, copyrights, trademarks and other intellectual property rights in the Protectable Material. Upon request and without further compensation therefor, but at no expense to the Optionee, the Optionee shall execute any and all papers and perform all other acts necessary to assist the Company to obtain and register patents, copyrights, trademarks and other intellectual property rights on the Protectable Materials in any and all countries. Where applicable, works of authorship created by the Optionee for the Company in performing the Optionee’s duties and responsibilities hereunder shall be considered “works made for hire,” as defined in the U.S. Copyright Act.

(b) All trade secret information conceived or originated by the Optionee that arises during the term of the Optionee’s employment and/or service with the Company and out of the performance of the Optionee’s duties and responsibilities to the Company or any related material or information shall be the property of the Company, and all rights therein are hereby assigned by the Optionee to the Company.

(c) Notwithstanding the foregoing, the Optionee understands that this Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time, and the current text of which is attached hereto as Annex 1 to Exhibit B. The Optionee hereby acknowledges that the Company has provided him or her with the notification set forth on Exhibit B (and the annex attached thereto) on the date hereof and the Optionee shall sign such notification as soon as reasonably practicable after the date hereof.

Section 4.10 Non-Disparagement. The Optionee will not malign, defame or disparage the reputation, character, image, products or services of the Company, or the reputation or character of the Company’s directors, officers, employees, shareholders or agents, either orally or in writing, at any time; provided that nothing in this Section 4.10 shall be construed to limit or restrict the Optionee from providing truthful information to the extent required by applicable law in connection with any legal proceeding, government investigation or other legal matter.

Section 4.11 Enforcement. The Optionee acknowledges that the provisions of Article IV are reasonable and necessary to protect the legitimate interests of the Company, and that any violation of those provisions by the Optionee would cause real, immediate, substantial and irreparable harm to the Company to such an extent that monetary damages alone would be an inadequate remedy therefor. Therefore, in the event of any actual or threatened breach of any provision of Article IV, the Company shall, in addition to any other remedies it may have, be entitled to injunctive and other equitable relief to enforce such provisions and to restrain the Optionee from violating or continuing to violate such provisions, and such relief may be granted without the necessity of proving actual monetary damages or posting bond. The Optionee agrees that the Restricted Period shall be tolled, and shall not run, during any period of time in which he or she is in violation of the terms of Section 4.4, 4.5 or 4.6, in order that the Company and its affiliates shall have all of the agreed-upon temporal protection recited herein. No breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, or change in the nature or scope of the Optionee’s employment and/or service relationship with the Company, shall operate to extinguish the Optionee’s obligation to comply with Article IV. The Company (including, without limitation, its affiliates) shall have the right to enforce all of the Optionee’s obligations to the Company under this Agreement, including without limitation pursuant to Article IV, and the Company shall be entitled to assign its rights under this Article IV without the Optionee’s consent. The Optionee covenants and agrees that he or she has received adequate consideration for his or her obligations contained in Article IV, and will not take the position that the covenants contained in Article IV are void for lack of consideration. The Optionee will be responsible for any and all attorneys’ fees and costs the Company incurs in enforcing the Optionee’s obligations contained in Article IV.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Not a Contract of Employment or Services. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or engagement of the Company or any of its Subsidiaries or affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2 Shares Subject to Plan and Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.4 Jurisdiction and Venue. The Optionee and the Company consent to jurisdiction of the courts of the State of Delaware and/or the United States District Court, District of Delaware, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. By execution and delivery of this Agreement, each party irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the making of copies thereof by registered or certified mail, postage prepaid, or by recognized express carrier or delivery service, to the applicable party at his, her or its address referred to herein. Each of the parties hereto irrevocably waives any objection which he, she or it may not or hereafter have to the laying of venue for the purposes of all such suits arising out of or in connection with this Agreement, or any related agreement, certificate or instrument referred to above, and hereby further irrevocably waives and agrees, to the fullest extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties consents to personal jurisdiction over such party in the aforementioned courts and hereby waives any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, shall be exclusively in Wilmington, Delaware.

Section 5.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.6 Amendment. The Option may be wholly or partially amended at any time or from time to time by the Administrator in its discretion; provided that if such amendment materially impairs the rights of the Optionee hereunder, no such amendment shall be effective until consented to in writing by the Optionee.

Section 5.7 Stockholder Approval.

(a) Except as otherwise provided in Section 5.7(b), in the event that the Company determines that any right to receive the Option or payment or other benefit under this Agreement (including, without limitation, the acceleration of the vesting and/or exercisability of the Option and taking into account the effect of this Section) or any other agreement by and between the Optionee and the Company, to or for the benefit of the Optionee (the “Payments”), would, in whole or part when aggregated with any other right, payment or benefit to or for the Optionee under all other agreements or benefit plans of the Company, be nondeductible by the Company (or other person making such payment or providing such benefit) as a result of Section 280G of the Code and/or would subject the Optionee to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”) then, to the extent necessary to make the Payments deductible and to exempt the Payments from the Excise Tax (but only to such extent and after taking into account any reduction in the Payments relating to Section 280G of the Code under any other plan, arrangement or agreement), the Option or any other right, payment or benefit under this Agreement shall not become exercisable, vested or paid.

(b) Notwithstanding any other provision of this Agreement, the provisions of Section 5.7(a) shall not apply to reduce the Payments if the Payments that would otherwise be nondeductible under Section 280G of the Code and/or would subject the Optionee to the Excise Tax are disclosed to and approved by the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

(c) The Company shall use commercially reasonable efforts to prepare and deliver to its stockholders the disclosure required by Section 280G(b)(5)(B) of the Code with respect to the Payments and to seek the approval of the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

Section 5.8 Section 409A. The Company shall undertake to administer, interpret and construe this Agreement in a manner that does not result in the imposition on the Optionee of any additional tax, penalty or interest under Section 409A, and to comply with Section 409A to the extent applicable. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines in good faith that any provision of this Agreement would cause the Optionee to incur an additional tax, penalty or interest under Section 409A, the Company and Optionee shall cooperate in good faith to (a) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, as the Company and Optionee determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement and to avoid less favorable accounting or tax consequences for the Company and/or (b) take such other actions as the Company and Optionee determine to be necessary or appropriate to exempt the amounts payable hereunder from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Optionee or any other individual to the Company or any of its affiliates, employees or agents.

Section 5.9 Tax Consultation. The Optionee acknowledges and agrees that his or her entry into this Agreement and participation in the Plan is voluntary and there may be tax consequences as a result of his or her receipt of the Option and/or the purchase or disposition of the Shares underlying the Option. The Optionee represents that he or she (a) has consulted with any tax consultants he or she deems advisable in connection with this Agreement, the receipt of the Option, and the purchase or disposition of the Shares underlying the Option, and (b) is not relying on the Company for any tax advice. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that he or she (and not the Company) shall be solely responsible for the Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

LTF HOLDINGS, INC.

By:

Its:

OPTIONEE

[Optionee Name]

Residence Address:

Optionee’s Social Security Number:

EXHIBIT A

TO STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  Shares of LTF Holdings, Inc. (the “Company”) under and pursuant to the LTF Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated                  (the “Option Agreement”, and such election to exercise, the “Exercise Notice”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ¨    Incentive Stock Option                ¨    Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Exercise Notice.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED

UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

5. Entire Agreement. The Plan, the Option Agreement and the Stockholders Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

ACCEPTED BY: LTF HOLDINGS, INC.	SUBMITTED BY OPTIONEE:

By:	By:
Print Name:	Print Name:
Title:
Address:

EXHIBIT B

TO STOCK OPTION AGREEMENT

LIMITED EXCLUSION NOTIFICATION

THIS IS TO NOTIFY YOU that, notwithstanding anything to the contrary in that certain Non-Qualified Stock Option Agreement between you and LTF Holdings, Inc. (the “Company”), dated as of [_____] (the “Option Agreement”), the Option Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time. The current text of the aforementioned statute is attached hereto as Annex 1.

I,                              , acknowledge receipt of a copy of this notification (and the annex thereto).

Date

Annex 1

Section 181.78 of the 2015 Minnesota Statutes

As of the date of this Agreement, Section 181.78 of the 2015 Minnesota Statutes is as follows:

181.78 AGREEMENTS; TERMS RELATING TO INVENTIONS.

Subdivision 1. Inventions not related to employment. Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

Subd. 2. Effect of subdivision 1. No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment.

Subd. 3. Notice to employee. If an employment agreement entered into after August 1, 1977 contains a provision requiring the employee to assign or offer to assign any of the employee’s rights in any invention to an employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer.

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

LTF HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of [_____] (the “Grant Date”) by and between LTF Holdings, Inc., a Delaware corporation (the “Company”), and [_______], an employee, consultant or director of the Company or one of its Subsidiaries (hereinafter referred to as, the “Optionee”).

WHEREAS, the Board has approved the LTF Holdings, Inc. 2015 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator (as defined in the Plan) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option to purchase [_____] shares of Common Stock (the “Shares”) as provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into the Stockholders Agreement (as defined in the Plan).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, including those set forth in Article IV hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Cash Equivalents” shall mean (a) securities issued or directly and fully guaranteed or insured by the full faith and credit of the United States government; (b) certificates of deposit or bankers acceptances with maturities of one year or less from institutions with at least $1 billion in capital and surplus and whose long-term debt is rated at least “A-1” by Moody’s or the equivalent by Standard & Poor’s; (c) commercial paper issued by a corporation rated at least “A-1” by Moody’s or the equivalent by Standard & Poor’s and in each case maturing within one year; and (d) investment funds investing at least ninety-five percent (95%) of their assets in cash or assets of the types described in clauses (a) through (c) above.

Section 1.2 “Cash Proceeds” shall mean, with respect to a Measurement Date, the actual cash proceeds received by the Principal Stockholders in respect of the Investment on or prior to such Measurement Date (other than any cash proceeds received by a Principal Stockholder at any time from an affiliate thereof), including (a) any cash dividends, cash distributions or cash interest made or paid by the Company or any of its Subsidiaries in respect of the Investment (but excluding any management and similar fees or other amounts payable that are not directly attributable to the Investment) and (b) any cash or Cash Equivalents received for the disposal of any portion of the Investment (including, without limitation, any cash or Cash Equivalents received by the Principal Stockholders upon the conversion of Non-Cash Proceeds realized by the Principal Stockholders on the Investment on or prior to such Measurement Date).

Section 1.3 “Change of Control” shall mean (a) the sale of all or substantially all of the assets of the Company to any other person or entity (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

Section 1.4 “Common Stock” shall mean shares of common stock, par value $0.01, of LTF Holdings, Inc.

Section 1.5 “Company” shall, except as set forth in Article IV, have the meaning set forth in the preamble hereto.

Section 1.6 “Disability” shall mean “Disability” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Disability” shall mean the Optionee has become physically or mentally incapacitated or disabled such that the Optionee is unable to perform for the Company substantially the same services as the Optionee performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of four (4) calendar months in any twelve (12) month period (as determined in good faith by the Administrator). In connection with making the Administrator’s determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Agreement.

Section 1.7 “Effective Date” shall mean the date of the consummation of the transactions contemplated by that certain Agreement and Plan of Merger among Life Time, LTF Holdings, LTF Merger Sub, Inc., dated as of March 15, 2015.

Section 1.8 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.9 “Good Reason” shall mean, without the Optionee’s express written consent, any of the following conditions shall occur, provided that none of the following conditions shall constitute Good Reason unless (i) the Optionee is an Employee at the time of the occurrence and (ii) the Optionee first gives written notice to the Company within 90 days of the first occurrence of the condition, delineating the claimed facts or circumstances constituting Good Reason and setting forth the Optionee’s intention to terminate the Optionee’s employment if such breach is not duly remedied within 30 business days, and the Company fails to cure the condition within such 30-business day period:

(a) the Company has breached any material term(s) or material condition(s) of this Agreement, which breach was not caused by the Optionee; or

(b) the Company relocates its executive offices outside of a seventy-five (75) mile radius of its location as of the Grant Date, and the relocation results in a material change to the geographic location at which the Optionee performs services.

Section 1.10 “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.11 “Initial Public Offering” shall mean an initial underwritten offering of Common Stock or securities of any of affiliates of the Company to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-3, S-4 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of any such form).

Section 1.12 “Investment” shall mean the aggregate investment of funds (and the fair market value of any property contributed as of the time of such contribution) by the Principal Stockholders in exchange for equity securities of the Company and its Subsidiaries.

Section 1.13 “Investment Hurdle” shall have the meaning set forth in Section 3.2(d).

Section 1.14 “IPO Date” shall mean the effective date of an Initial Public Offering.

Section 1.15 “IPO Measurement Date” shall mean each date following the expiration of the lock-up period applicable to the Optionee related to the Initial Public Offering.

Section 1.16 “IRR Exercisable Amount” shall have the meaning set forth in Section 3.2(a)(ii).

Section 1.17 “Measurement Date” shall mean (a) the date of the first Change of Control following the Effective Date, (b) each IPO Measurement Date and (c) the Termination Measurement Date.

Section 1.18 “MOIC Exercisable Amount” shall have the meaning set forth in Section 3.2(a)(i).

Section 1.19 “Non-Cash Proceeds” shall mean all actual proceeds received by the Principal Stockholders in respect of the Investment on or prior to the Measurement Date (other than any proceeds received by a Principal Stockholder at any time from an affiliate thereof) which do not constitute Cash Proceeds.

Section 1.20 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.21 “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.22 “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.23 “Principal Stockholder IRR” shall mean the annual, compounded internal rate of return achieved, as of the date of the first Change of Control following the Effective Date, by the Principal Stockholders in respect of the Investment, which internal rate of return shall be based on the amount of all Proceeds received by the Principal Stockholders (after taking into account the vesting and exercisability of the Option and any other equity awards granted by the Company). Principal Stockholder IRR shall be calculated using the XIRR function in the most recent version of Microsoft Excel (or if such program is no longer available, such other software program for calculating internal rate of return proposed by the Company and reasonably acceptable to the Board).

Section 1.24 “Principal Stockholder MOIC” shall mean the “multiple of invested capital” received by the Principal Stockholders on the Investment, which shall be equal to:

(a) as of the first Change of Control following the Effective Date, the ratio of (i) the amount of all Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such Change of Control (after taking into account the vesting and exercisability of the Option and any other equity awards granted by the Company), to (ii) the amount of the Investment on or prior to such Change of Control;

(b) as of each IPO Measurement Date, the ratio of (i) the amount of all actual Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such IPO Measurement Date, to (ii) the amount of the Investment on or prior to such IPO Measurement Date; and

(c) as of the Termination Measurement Date, the ratio of (i) the amount of all Proceeds received by the Principal Stockholders with respect to the Investment on or prior to such Termination Measurement Date, to (ii) the amount of the Investment on or prior to the Termination Measurement Date.

Section 1.25 “Proceeds” shall mean:

(a) with respect to each IPO Measurement Date, the sum of the Cash Proceeds and the fair market value of Non-Cash Proceeds; provided, however, that if the Principal Stockholders retain publicly-traded equity securities of the Company or any of its affiliates following an Initial Public Offering, the fair market value of any such securities held as of an IPO Measurement Date (calculated based on the average closing price per share of such equity securities for the thirty (30)-day period immediately preceding such IPO Measurement Date) shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds as of such IPO Measurement Date;

(b) with respect to the first Change of Control after the Effective Date, the Cash Proceeds and the fair market value of Non-Cash Proceeds received on or prior to such Change of Control, after taking into account, to the extent applicable, all post-closing adjustments relating to such Change of Control, and assuming the exercise of all vested and exercisable options and warrants outstanding as of the effective date of such Change of Control (after giving effect to any dilution of securities or instruments arising in connection with such Change of Control); provided, however, that (i) if the Principal Stockholders retain any portion of an Investment following a Change of Control, the fair market value of such portion of the Investment as of such Change of Control shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds, (ii) the fair market value of any Non-Cash Proceeds (including stock) received in connection with a Change of Control shall be determined by the Board in good faith as of the date of such Change of Control, and (iii) in the event that the receipt of any portion of the Proceeds by the Principal Stockholders is delayed beyond the date of the applicable Change of Control and made subject to any contingencies or potential post-closing adjustments, such as an escrow arrangement, the Proceeds shall include an estimate, determined as of or prior to the date of the Change of Control by the Board in good faith of the fair market value of such portion of the Proceeds (rather than the actual amounts ultimately received, if any, with respect to such portion of the Proceeds); and

(c) with respect to the Termination Measurement Date, the Cash Proceeds and the fair market value of Non-Cash Proceeds received on or prior to such Termination Measurement Date; provided, however, that (i) if the Principal Stockholders retain any portion of an Investment following the Termination Measurement Date, the fair market value of such portion of the Investment as of the Termination Measurement Date shall be deemed Non-Cash Proceeds for purposes of calculating the Proceeds and (ii) the fair market value of any Non-Cash Proceeds shall be determined by the Board in good faith as of the Termination Measurement Date.

Section 1.26 “Proprietary Information” shall mean (a) the name, address and/or contact information of any customer, supplier or affiliate of the Company or any information concerning the transactions or relations of any customer, supplier or affiliate of the Company or any of its shareholders; (b) any information concerning any product, service, technology or procedure offered or used by the Company or any of its affiliates, or under development by or being considered for use by the Company or any of its affiliates; (c) any information relating to marketing or pricing plans or methods, capital structure, or any business or strategic plans of the Company or any of its affiliates; (d) any inventions, innovations, trade secrets or other items covered by Sections 4.2 and 4.9; and (e) any other information which the Company or any of its affiliates has determined and communicated to the Optionee in writing to be proprietary information for purposes hereof; provided, however, that “Proprietary Information” shall not include any information that is or becomes generally known to the public other than through actions of the Optionee in violation of the restrictive covenants set forth in Article IV.

Section 1.27 “Restricted Period” shall mean the 18-month period following the Termination of Services Date; provided that, if the Termination of Services occurs while the Optionee is engaged as a Consultant (and the Optionee never constituted an Employee), then there shall be no Restricted Period for purposes of Section 4.4 following such Termination of Services. For the avoidance of doubt, the Restricted Period, without regard to the proviso directly above, will apply for purposes of Sections 4.5 and 4.6 following Termination of Services as a Consultant or otherwise.

Section 1.28 “Shares” shall have the meaning set forth in the Recitals.

Section 1.29 “Termination Measurement Date” shall mean the date of the Optionee’s Termination of Services due to death or Disability prior to the first Change of Control following the Effective Date. For the avoidance of doubt, no such date shall occur on or after the first Change of Control following the Effective Date.

Section 1.30 “Termination of Services Date” shall mean the effective date of the Optionee’s Termination of Services for any or no reason, including voluntary and involuntary termination of employment, consultancy or other service relationship (as determined by the Administrator).

Section 1.31 “Vested Option” shall mean, as of any date, the portion of the Option that has become vested on or prior to such date pursuant to Section 3.1(a) or (b) and has not been forfeited pursuant to Section 3.1(c) or otherwise. For the avoidance of doubt, the Vested Option as of the date of a Change of Control, shall be determined after taking into account any vesting pursuant to Section 3.1(b).

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of, consultancy to or other service relationship with the Company or one of its Subsidiaries and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [______] Shares, upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Section 5, 8, 9(a) and 10(d) thereof.

Section 2.3 Option Price. The purchase price of the Shares subject to the Option shall be $[_____] per share (without commission or other charge), which is not less than 100% of the Fair Market Value of a Share as of the Grant Date.

ARTICLE III.

VESTING AND EXERCISABILITY

Section 3.1 Vesting.

(a) Subject to Sections 3.1(b) and (c), the Option shall vest in five equal and cumulative installments on each of the first five anniversaries of the first calendar day of the month in which the Grant Date occurs; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the applicable vesting date.

(b) Notwithstanding Section 3.1(a) (but subject to Section 3.1(c)), upon the consummation of a Change of Control or an Initial Public Offering, the Option shall become fully vested immediately prior to the effective date of such Change of Control or upon the effectiveness of such Initial Public Offering, as applicable; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the consummation of such Change of Control or the effectiveness of such Initial Public Offering, as applicable.

(c) Unless otherwise determined by the Administrator, (i) upon Termination of Services for any reason, any portion of the Option that has not become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become vested or exercisable, and (ii) upon a Termination of Services by the Optionee without Good Reason or by the Company for Cause, any portion of the Option that has become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become exercisable. For the avoidance of doubt, no vested portion of the Option will be exercisable until the commencement of exercisability under Section 3.2.

Section 3.2 Commencement of Exercisability.

(a) Subject to Sections 3.2(b), 3.2(d) and 3.3, the Vested Option, as of each Measurement Date, shall become exercisable on such Measurement Date (and, with respect to a Measurement Date that is a Change of Control, immediately prior to such Change of Control) with respect to a number of Shares equal to the excess of (1) the MOIC Exercisable Amount (as defined below) for such Measurement Date (or, with respect to a Measurement Date that is a Change of Control, the IRR Exercisable Amount (as defined below) for such Measurement Date, if greater), over (2) the number of Shares with respect to the Option that had become exercisable prior to such Measurement Date:

(i) MOIC Exercisable Amount. For purposes of this Agreement, the “MOIC Exercisable Amount” shall, with respect to a Measurement Date, equal:

(A) No Shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC is less than 2.0;

(B) One-third of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 2.0, but is less than 2.5;

(C) Two-third of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 2.5, but is less than 3.0; or

(D) All of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder MOIC equals or exceeds 3.0.

(ii) IRR Exercisable Amount. For purposes of this Agreement, the “IRR Exercisable Amount” shall, with respect to a Measurement Date that is a Change of Control, equal:

(A) No Shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder IRR is less than 20%;

(B) One-half of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date the Principal Stockholder IRR equals or exceeds 20%, but is less than 25%; or

(C) All of the shares subject to the Vested Option (as of such Measurement Date) if, as of such Measurement Date, the Principal Stockholder IRR equals or exceeds 25%.

(iii) For the avoidance of doubt, the IRR Exercisable Amount shall not apply with respect to any Measurement Date that does not occur on the date of a Change of Control (i.e., no portion of the Option will be eligible to become exercisable based on Principal Stockholder IRR on an Initial Public Offering or any Measurement Date thereafter or the Termination Measurement Date).

(b) Unless otherwise determined by the Administrator, no portion of the Option which is unexercisable after the earlier of (i) the Measurement Date following which the Principal Stockholders no longer hold any Investment or (ii) the date of the first Change of Control following the Effective Date shall thereafter become exercisable (and such unexercisable portion shall be canceled automatically for no consideration on the earliest of such dates).

(c) The Board shall make the determination as to whether the targets for any Principal Stockholder MOIC and Principal Stockholder IRR for any Measurement Date have been met and shall determine the extent, if any, to which the Option has become exercisable on such Measurement Date.

(d) For the avoidance of doubt, and without limiting (and subject to compliance with) Sections 1.23 and 1.24, if, upon a Measurement Date, the exercisability of the Option (or portion thereof) on such Measurement Date and the participation of the Shares underlying such Option (or portion thereof) (and any such other options (or portions thereof)) in any transaction on such Measurement Date would result in the failure to satisfy any of the thresholds in Section 3.2(a)(i) or 3.2(a)(ii), as applicable (each, an “Investment Hurdle”), then the Option shall become exercisable as to the maximum percentage of Shares subject thereto that will result in, as of the Measurement Date, the achievement of the applicable Investment Hurdle taking into account the Shares subject to the Option (or portion thereof) (and any other options (or portions thereof) with respect to Shares) that so become exercisable and, if applicable, the participation of the Shares underlying such Option (or portion thereof) (and any such other options (or portions thereof)) in such transaction.

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) The Termination of Services Date upon Termination of Services by the Company for Cause or by the Optionee without Good Reason, immediately prior to such Termination of Services (and subject to such Termination of Services); or

(c) The date the Optionee first violates any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Optionee and the Company or any of its affiliates.

Section 3.4 Partial Exercise. Any exercisable portion of the Vested Option or the entire Vested Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Vested Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares and shall be for whole Shares only.

Section 3.5 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.2, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased the Optionee’s will or under the then applicable laws of descent and distribution.

Section 3.6 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice substantially in the form attached as Exhibit A hereto (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Administrator, through the (A) delivery by the Optionee to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company or a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs.

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration to be agreed upon by the Optionee and the Administrator;

(d) A joinder or other agreement in the form provided by the Company signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Shares received upon exercise of the Option or portion thereof are subject to the terms of the Stockholder Agreement; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.7 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Section 5 of the Plan.

ARTICLE IV.

RESTRICTIVE COVENANTS

Section 4.1 Introduction. The parties acknowledge and agree that (a) the provisions and covenants contained in this Article IV (i) have been negotiated and are entered into in good faith as an ancillary agreement in connection with the grant of the Option contemplated by this Agreement, (ii) are material to this Agreement, (iii) are provided for, among other things, the protection of the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships, goodwill and reputation (which is an honest and just purpose), (iv) are reasonable in geographic and temporal scope and (v) do not impose a greater restriction or restraint than is necessary to protect the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships and contacts, goodwill, reputation and other legitimate business interests, (b) the Optionee (i) is employed or otherwise engaged as an independent contractor or other service provider by the Company, (ii) has been and/or will be provided with confidential and commercially-sensitive information regarding the Company and its business during his or her employment and/or service with the Company, and (iii) provides special, unique and extraordinary services to the Company, (c) the provisions of this Article IV do not adversely affect the Optionee’s ability to earn a living in any capacity, stifle the Optionee’s ability to use his or her inherent skills and experience, or otherwise impose undue hardship or oppression on the Optionee, and (d) the entitlement to the benefits provided to the Optionee under this Agreement, whether or not such benefits have vested and/or become exercisable, constitute sufficient consideration for all of the Optionee’s covenants contained in this Article IV.

Section 4.2 Confidential Information. Except as permitted by the Board, during the term of the Optionee’s employment and/or service with the Company and at all times thereafter, the Optionee shall not divulge, furnish or make accessible to anyone or use in any way other than in the ordinary course of the business of the Company, any confidential, proprietary or secret knowledge or information of the Company or any of its affiliates, whether developed by the Optionee or others, including but not limited to (a) trade secrets, (b) confidential and proprietary plans, developments, research, processes, designs, methods or material (whether or not patented or patentable), (c) customer and supplier lists, (d) strategic or other business, marketing or sales plans, (e) financial data and plans and (f) Proprietary Information. The Optionee acknowledges that the above-described knowledge and information constitute unique and valuable assets of the Company and represent a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. During the term of the Optionee’s employment and/or service with the Company, the Optionee shall refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (i) is now or subsequently becomes generally publicly known for reasons other than the Optionee’s violation of this Agreement, (ii) is independently made available to the Optionee in good faith by a third party who has not violated a confidential relationship with the Company, or (iii) is required to be disclosed by legal process, other than as a direct or indirect result of the breach of this Agreement by the Optionee.

Section 4.3 Ventures. If, during the Optionee’s employment and/or service with the Company, the Optionee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company, all rights in such project, program or venture shall belong to the Company, as applicable. Except as approved in writing by the Board, the Optionee shall not be entitled to any interest in any such project, program or venture or to any commission, finder’s fee or other compensation in connection therewith. The Optionee shall have no interest, direct or indirect, in any customer or supplier that conducts business with the Company, provided that a passive investment of less than 2.5% of the outstanding shares of capital stock of any customer or supplier listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this sentence.

Section 4.4 Agreement Not to Compete. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, directly or indirectly, engage in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, employee, member of any association, consultant or otherwise) in any Company Business (as defined below) in the Territory (as defined below). For purposes of this Article IV, (a) “Company” means LTF Holdings, Inc. and any parent, affiliated, related and/or direct or indirect subsidiary entity thereof, (b) “Company Business” means (i) the design, development, operation, management, advertisement, promotion, solicitation, marketing or sale of health and fitness clubs or health and fitness club memberships, (ii) any services, products or programs offered by health and fitness clubs, including but not limited to personal training, nutritional supplements; health testing or health assessments; wellness services or programs (whether direct to consumer or business to business); weight loss services or programs; kids activities; salons, spas, and medical spas; restaurants or cafes; athletic events and related services (including race timing and registration), and (iii) any other product or service that grows into a material business for the Company (or is under development and is projected to grow into a material business for the Company) as of the Optionee’s Termination of Services Date, and (c) “Territory” means the United States, Canada and any other country in which the Company is then doing Company Business as of the Optionee’s Termination of Services Date. Ownership by the Optionee, as a passive investment, of less than 2.5% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Section 4.4.

Section 4.5 Agreement Not to Solicit or Hire Employees. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, hire, engage or solicit for the purpose of employing or otherwise engaging any person who is then an employee of the Company or who was an employee of the Company as of the Optionee’s Termination of Services Date or at any time in the six-month period prior to such hiring, engagement or solicitation.

Section 4.6 Agreement Not to Solicit Business Relations. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, solicit, request, advise or induce any current or potential customer, member, supplier or other business contact of the Company to cancel, curtail or otherwise change its relationship with the Company.

Section 4.7 Blue Pencil Doctrine. If the duration of, the scope of or any business activity covered by any provision of this Article IV is found by a court of competent jurisdiction to be in excess of what is valid and enforceable under applicable law, such provision shall be construed to cover only that duration, scope or activity that is valid and enforceable, and all other provisions of this Article IV shall remain in full force and effect. The Optionee hereby acknowledges that this Article IV shall be given the construction that renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law. Notwithstanding anything to the contrary, this Section 4.7 shall in no event apply to the extent its application would render this Article IV (or any portion thereof) unenforceable under applicable law.

Section 4.8 Return of Records and Property. On or within thirty (30) days of the Termination of Services Date or at any other time as required by the Company, the Optionee shall promptly deliver to the Company any and all Company records and any and all Company property in the Optionee’s possession or under the Optionee’s control, and all copies thereof, including without limitation manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, printouts, computer disks, computer tapes, source codes, data, tables or calculations, keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment belonging to the Company, and shall also permanently delete all Company email, all Company customer, member, supplier or other business contacts’ information, and all other Company information from the Optionee’s computer, mobile phone and other electronic devices.

Section 4.9 Protectable Material; Trade Secrets.

(a) All right, title and interest in all discoveries, inventions, improvements, innovations and other material that the Optionee shall conceive or originate individually or jointly or commonly with others during the term of the Optionee’s employment and/or service with the Company (i) that are directly related to the business of the Company or to the Company’s actual or demonstrably anticipated research or development, or that results from any work performed by the Optionee for the Company, (ii) for which any equipment, supplies, facility or trade secret information of the Company was used and/or (iii) which was not developed entirely on the Optionee’s own time, whether or not patentable, copyrightable, or registrable as a trademark (“Protectable Material”), shall be the property of the Company and are hereby assigned by the

Optionee to the Company (and the Optionee agrees to assign all Protectable Material to the Company in the future), along with ownership of any and all patents, copyrights, trademarks and other intellectual property rights in the Protectable Material. Upon request and without further compensation therefor, but at no expense to the Optionee, the Optionee shall execute any and all papers and perform all other acts necessary to assist the Company to obtain and register patents, copyrights, trademarks and other intellectual property rights on the Protectable Materials in any and all countries. Where applicable, works of authorship created by the Optionee for the Company in performing the Optionee’s duties and responsibilities hereunder shall be considered “works made for hire,” as defined in the U.S. Copyright Act.

(b) All trade secret information conceived or originated by the Optionee that arises during the term of the Optionee’s employment and/or service with the Company and out of the performance of the Optionee’s duties and responsibilities to the Company or any related material or information shall be the property of the Company, and all rights therein are hereby assigned by the Optionee to the Company.

(c) Notwithstanding the foregoing, the Optionee understands that this Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time, and the current text of which is attached hereto as Annex 1 to Exhibit B. The Optionee hereby acknowledges that the Company has provided him or her with the notification set forth on Exhibit B (and the annex attached thereto) on the date hereof and the Optionee shall sign such notification as soon as reasonably practicable after the date hereof.

(d) Notwithstanding the foregoing, the Optionee understands that pursuant to the Defend Trade Secrets Act of 2016, the Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Section 4.10 Non-Disparagement. The Optionee will not malign, defame or disparage the reputation, character, image, products or services of the Company, or the reputation or character of the Company’s directors, officers, employees, shareholders or agents, either orally or in writing, at any time; provided that nothing in this Section 4.10 shall be construed to limit or restrict the Optionee from providing truthful information to the extent required by applicable law in connection with any legal proceeding, government investigation or other legal matter.

Section 4.11 Enforcement. The Optionee acknowledges that the provisions of Article IV are reasonable and necessary to protect the legitimate interests of the Company, and that any violation of those provisions by the Optionee would cause real, immediate, substantial and irreparable harm to the Company to such an extent that monetary damages alone would be an inadequate remedy therefor. Therefore, in the event of any actual or threatened breach of any provision of Article IV, the Company shall, in addition to any other remedies it may have, be entitled to injunctive and other equitable relief to enforce such provisions and to restrain the Optionee from violating or continuing to violate such provisions, and such relief may be granted without the necessity of proving actual monetary damages or posting bond. The Optionee agrees that the Restricted Period shall be tolled, and shall not run, during any period of time in which he or she is in violation of the terms of Section 4.4, 4.5 or 4.6, in order that the Company and its affiliates shall have all of the agreed-upon temporal protection recited herein. No breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, or change in the nature or scope of the Optionee’s employment and/or service relationship with the Company, shall operate to extinguish the Optionee’s obligation to comply with Article IV. The Company (including, without limitation, its affiliates) shall have the right to enforce all of the Optionee’s obligations to the Company under this Agreement, including without limitation pursuant to Article IV, and the Company shall be entitled to assign its rights under this Article IV without the Optionee’s consent. The Optionee covenants and agrees that he or she has received adequate consideration for his or her obligations contained in Article IV, and will not take the position that the covenants contained in Article IV are void for lack of consideration. The Optionee will be responsible for any and all attorneys’ fees and costs the Company incurs in enforcing the Optionee’s obligations contained in Article IV.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Not a Contract of Employment or Services. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or engagement of the Company or any of its Subsidiaries or affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2 Shares Subject to Plan and Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.4 Jurisdiction and Venue. The Optionee and the Company consent to jurisdiction of the courts of the State of Delaware and/or the United States District Court, District of Delaware, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. By execution and delivery of this Agreement, each party irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the making of copies thereof by registered or certified mail, postage prepaid, or by recognized express carrier or delivery service, to the applicable party at his, her or its address referred to herein. Each of the parties hereto irrevocably waives any objection which he, she or it may not or hereafter have to the laying of venue for the purposes of all such suits arising out of or in connection with this Agreement, or any related agreement, certificate or instrument referred to above, and hereby further irrevocably waives and agrees, to the fullest extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties consents to personal jurisdiction over such party in the aforementioned courts and hereby waives any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, shall be exclusively in Wilmington, Delaware.

Section 5.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.6 Amendment. The Option may be wholly or partially amended at any time or from time to time by the Administrator in its discretion; provided that if such amendment materially impairs the rights of the Optionee hereunder, no such amendment shall be effective until consented to in writing by the Optionee.

Section 5.7 Stockholder Approval.

(a) Except as otherwise provided in Section 5.7(b), in the event that the Company determines that any right to receive the Option or payment or other benefit under this Agreement (including, without limitation, the acceleration of the vesting and/or exercisability of the Option and taking into account the effect of this Section) or any other agreement by and between the Optionee and the Company, to or for the benefit of the Optionee (the “Payments”), would, in whole or part when aggregated with any other right, payment or benefit to or for the Optionee under all other agreements or benefit plans of the Company, be nondeductible by the Company (or other person making such payment or providing such benefit) as a result of Section 280G of the Code and/or would subject the Optionee to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”) then, to the extent necessary to make the Payments deductible and to exempt the Payments from the Excise Tax (but only to such extent and after taking into account any reduction in the Payments relating to Section 280G of the Code under any other plan, arrangement or agreement), the Option or any other right, payment or benefit under this Agreement shall not become exercisable, vested or paid.

(b) Notwithstanding any other provision of this Agreement, the provisions of Section 5.7(a) shall not apply to reduce the Payments if the Payments that would otherwise be nondeductible under Section 280G of the Code and/or would subject the Optionee to the Excise Tax are disclosed to and approved by the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

(c) The Company shall use commercially reasonable efforts to prepare and deliver to its stockholders the disclosure required by Section 280G(b)(5)(B) of the Code with respect to the Payments and to seek the approval of the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

Section 5.8 Section 409A. The Company shall undertake to administer, interpret and construe this Agreement in a manner that does not result in the imposition on the Optionee of any additional tax, penalty or interest under Section 409A, and to comply with Section 409A to the extent applicable. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines in good faith that any provision of this Agreement would cause the Optionee to incur an additional tax, penalty or interest under Section 409A, the Company and Optionee shall cooperate in good faith to (a) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, as the Company and Optionee determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement and to avoid less favorable accounting or tax consequences for the Company and/or (b) take such other actions as the Company and Optionee determine to be necessary or appropriate to exempt the amounts payable hereunder from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Optionee or any other individual to the Company or any of its affiliates, employees or agents.

Section 5.9 Tax Consultation. The Optionee acknowledges and agrees that his or her entry into this Agreement and participation in the Plan is voluntary and there may be tax consequences as a result of his or her receipt of the Option and/or the purchase or disposition of the Shares underlying the Option. The Optionee represents that he or she (a) has consulted with any tax consultants he or she deems advisable in connection with this Agreement, the receipt of the Option, and the purchase or disposition of the Shares underlying the Option, and (b) is not relying on the Company for any tax advice. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that he or she (and not the Company) shall be solely responsible for the Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

[signature page follows]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

LTF HOLDINGS, INC.

By:

Its:

OPTIONEE

[Optionee Name]

Residence Address:

Optionee’s Social Security Number:

EXHIBIT A

TO STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  Shares of LTF Holdings, Inc. (the “Company”) under and pursuant to the LTF Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated                  (the “Option Agreement”, and such election to exercise, the “Exercise Notice”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ¨    Incentive Stock Option                ¨    Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Exercise Notice.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED

UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

5. Entire Agreement. The Plan, the Option Agreement and the Stockholders Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

ACCEPTED BY: LTF HOLDINGS, INC.	SUBMITTED BY OPTIONEE:

By:	By:
Print Name:	Print Name:
Title:
Address:

EXHIBIT B

TO STOCK OPTION AGREEMENT

LIMITED EXCLUSION NOTIFICATION

THIS IS TO NOTIFY YOU that, notwithstanding anything to the contrary in that certain Non-Qualified Stock Option Agreement between you and LTF Holdings, Inc. (the “Company”), dated as of March ___, 2017 (the “Option Agreement”), the Option Agreement does not require assignment of any invention to the extent such invention qualifies for protection under Section 181.78 of the 2015 Minnesota Statutes, as may be amended from time to time. The current text of the aforementioned statute is attached hereto as Annex 1.

I,                                                               , acknowledge receipt of a copy of this notification (and the annex thereto).

Date

Annex 1

Section 181.78 of the 2015 Minnesota Statutes

As of the date of this Agreement, Section 181.78 of the 2015 Minnesota Statutes is as follows:

181.78 AGREEMENTS; TERMS RELATING TO INVENTIONS.

Subdivision 1. Inventions not related to employment. Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of the employee’s rights in an invention to the employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

Subd. 2. Effect of subdivision 1. No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment.

Subd. 3. Notice to employee. If an employment agreement entered into after August 1, 1977 contains a provision requiring the employee to assign or offer to assign any of the employee’s rights in any invention to an employer, the employer must also, at the time the agreement is made, provide a written notification to the employee that the agreement does not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee’s own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer’s actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer.

NON-QUALIFIED STOCK OPTION AGREEMENT

OF

LTF HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of ____, 20__ (the “Grant Date”) by and between LTF Holdings, Inc., a Delaware corporation (the “Company”), and [             ], an employee, consultant or director of the Company or one of its Subsidiaries (hereinafter referred to as, the “Optionee”).

WHEREAS, the Board has approved the LTF Holdings, Inc. 2015 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator (as defined in the Plan) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option to purchase [    ] shares of Common Stock (the “Shares”) as provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into the Stockholders Agreement (as defined in the Plan).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, including those set forth in Article IV hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Change of Control” shall mean (a) the sale of all or substantially all of the assets of the Company to any other person or entity (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

Section 1.2 “Common Stock” shall mean shares of common stock, par value $0.01, of LTF Holdings, Inc.

Section 1.3 “Company” shall, except as set forth in Article IV, have the meaning set forth in the preamble hereto.

Section 1.4 “Disability” shall mean “Disability” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Disability” shall mean the Optionee has become physically or mentally incapacitated or disabled such that the Optionee is unable to perform for the Company substantially the same services as the Optionee performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of four (4) calendar months in any twelve (12) month period (as determined in good faith by the Administrator). In connection with making the Administrator’s determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Agreement.

Section 1.5 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.6 “Good Reason” shall mean “Good Reason” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Good Reason” shall mean, without the Optionee’s express written consent, any of the following conditions shall occur, provided that none of the following conditions shall constitute Good Reason unless the Optionee first gives written notice to the Company within 90 days of the first occurrence of the condition, delineating the claimed facts or circumstances constituting Good Reason and setting forth the Optionee’s intention to terminate the Optionee’s employment if such breach is not duly remedied within 30 business days, and the Company fails to cure the condition within such 30-business day period:

(a) the Company has breached any material term(s) or material condition(s) of this Agreement, which breach was not caused by the Optionee; or

(b) the Company relocates its executive offices outside of a seventy-five (75) mile radius of its location as of the Grant Date, and the relocation results in a material change to the geographic location at which the Optionee performs services.

Section 1.7 “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.8 “Initial Public Offering” shall mean an initial underwritten offering of Common Stock or securities of the Company or any affiliate of the Company to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-3, S-4 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of any such form).

Section 1.9 “IPO Measurement Date” shall mean the first date following the expiration of the lock-up period applicable to the Optionee related to the Initial Public Offering.

Section 1.10 “Measurement Date” shall mean (a) the date of a Change of Control, (b) the IPO Measurement Date and (c) the Termination Measurement Date.

Section 1.11 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.12 “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.13 “Plan” shall have the meaning set forth in the Recitals hereto.

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Section 1.14 “Proprietary Information” shall mean (a) the name, address and/or contact information of any customer, supplier or affiliate of the Company or any information concerning the transactions or relations of any customer, supplier or affiliate of the Company or any of its shareholders; (b) any information concerning any product, service, technology or procedure offered or used by the Company or any of its affiliates, or under development by or being considered for use by the Company or any of its affiliates; (c) any information relating to marketing or pricing plans or methods, capital structure, or any business or strategic plans of the Company or any of its affiliates; (d) any inventions, innovations, trade secrets or other items covered by Sections 4.2 and 4.9; and (e) any other information which the Company or any of its affiliates has determined and communicated to the Optionee in writing to be proprietary information for purposes hereof; provided, however, that “Proprietary Information” shall not include any information that is or becomes generally known to the public other than through actions of the Optionee in violation of the restrictive covenants set forth in Article IV.

Section 1.15 “Restricted Period” shall mean the 18-month period following the Termination of Services Date.

Section 1.16 “Shares” shall have the meaning set forth in the Recitals.

Section 1.17 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 1.18 “Termination Measurement Date” shall mean the date of the Optionee’s Termination of Services due to death or Disability.

Section 1.19 “Termination of Services Date” shall mean the effective date of the Optionee’s Termination of Services for any or no reason, including voluntary and involuntary termination of employment, consultancy or other service relationship (as determined by the Administrator).

Section 1.20 “Vested Option” shall mean, as of any date, the portion of the Option that has become vested on or prior to such date pursuant to Section 3.1(a) and has not been forfeited pursuant to Section 3.1(b) or otherwise.

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of, consultancy to or other service relationship with the Company or one of its Subsidiaries and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [ ] Shares, upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Sections 5, 8, 9(a) and 10(d) thereof.

Section 2.3 Option Price. The purchase price of the Shares subject to the Option shall be $____ per share (without commission or other charge), which is not less than 100% of the Fair Market Value of a Share as of the Grant Date.

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ARTICLE III.

VESTING AND EXERCISABILITY

Section 3.1 Vesting.

(a) Subject to Section 3.1(b), the Option shall vest in four equal and cumulative installments on each of the first four anniversaries of the first calendar day of the month in which the Grant Date occurs; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the applicable vesting date.

(b) Unless otherwise determined by the Administrator, (i) upon Termination of Services for any reason, any portion of the Option that has not become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become vested or exercisable, and (ii) upon a Termination of Services by the Company for Cause, any portion of the Option that has become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become exercisable. For the avoidance of doubt, no vested portion of the Option will be exercisable until the commencement of exercisability under Section 3.2.

Section 3.2 Commencement of Exercisability. Subject to Section 3.3, the Vested Option shall become exercisable on the occurrence of the first Measurement Date to occur following the Grant Date (or, if later, the date the applicable portion of the Option became a Vested Option).

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date;

(b) The Termination of Services Date upon Termination of Services by the Company for Cause, immediately prior to such Termination of Services (and subject to such Termination of Services);

(c) Upon a Termination of Services by the Optionee without Good Reason (other than due to death or Disability), the later of (i) the six-month anniversary of such Termination of Services Date and (ii) the six-month anniversary of the first Measurement Date to occur following the Grant Date; or

(d) The date the Optionee first violates any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Optionee and the Company or any of its affiliates.

Section 3.4 Partial Exercise. Any exercisable portion of the Vested Option or the entire Vested Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Vested Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares and shall be for whole Shares only.

Section 3.5 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased the Optionee’s will or under the then applicable laws of descent and distribution.

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Section 3.6 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice substantially in the form attached as Exhibit A hereto (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Administrator, through the (A) delivery by the Optionee to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company or a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs.

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration to be agreed upon by the Optionee and the Administrator;

(d) A joinder or other agreement in the form provided by the Company signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Shares received upon exercise of the Option or portion thereof are subject to the terms of the Stockholder Agreement; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

Section 3.7 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Section 5 of the Plan.

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ARTICLE IV.

RESTRICTIVE COVENANTS

Section 4.1 Introduction. The parties acknowledge and agree that (a) the provisions and covenants contained in this Article IV (i) have been negotiated and are entered into in good faith as an ancillary agreement in connection with the grant of the Option contemplated by this Agreement, (ii) are material to this Agreement, (iii) are provided for, among other things, the protection of the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships, goodwill and reputation (which is an honest and just purpose), (iv) are reasonable in geographic and temporal scope and (v) do not impose a greater restriction or restraint than is necessary to protect the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships and contacts, goodwill, reputation and other legitimate business interests, (b) the Optionee (i) is employed or otherwise engaged as an independent contractor or other service provider by the Company, (ii) has been and/or will be provided with confidential and commercially-sensitive information regarding the Company and its business during his or her employment and/or service with the Company, and (iii) provides special, unique and extraordinary services to the Company, (c) the provisions of this Article IV do not adversely affect the Optionee’s ability to earn a living in any capacity, stifle the Optionee’s ability to use his or her inherent skills and experience, or otherwise impose undue hardship or oppression on the Optionee, and (d) the entitlement to the benefits provided to the Optionee under this Agreement, whether or not such benefits have vested and/or become exercisable, constitute sufficient consideration for all of the Optionee’s covenants contained in this Article IV.

Section 4.2 Confidential Information. Except as permitted by the Board, during the term of the Optionee’s employment and/or service with the Company and at all times thereafter, the Optionee shall not divulge, furnish or make accessible to anyone or use in any way other than in the ordinary course of the business of the Company, any confidential, proprietary or secret knowledge or information of the Company or any of its affiliates, whether developed by the Optionee or others, including but not limited to (a) trade secrets, (b) confidential and proprietary plans, developments, research, processes, designs, methods or material (whether or not patented or patentable), (c) customer and supplier lists, (d) strategic or other business, marketing or sales plans, (e) financial data and plans and (f) Proprietary Information. The Optionee acknowledges that the above-described knowledge and information constitute unique and valuable assets of the Company and represent a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. During the term of the Optionee’s employment and/or service with the Company, the Optionee shall refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (i) is now or subsequently becomes generally publicly known for reasons other than the Optionee’s violation of this Agreement, (ii) is independently made available to the Optionee in good faith by a third party who has not violated a confidential relationship with the Company, or (iii) is required to be disclosed by legal process, other than as a direct or indirect result of the breach of this Agreement by the Optionee.

Section 4.3 Ventures. If, during the Optionee’s employment and/or service with the Company, the Optionee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company, all rights in such project, program or venture shall belong to the Company, as applicable. Except as approved in writing by the Board, the Optionee shall not be entitled to any interest in any such project, program or venture or to any commission, finder’s fee or other compensation in connection therewith. The Optionee shall have no interest, direct or indirect, in any customer or supplier that conducts business with the Company, provided that a passive investment of less than 2.5% of the outstanding shares of capital stock of any customer or supplier listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this sentence.

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Section 4.4 Agreement Not to Compete. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, directly or indirectly, engage in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, employee, member of any association, consultant or otherwise) in any Company Business (as defined below) in the Territory (as defined below). For purposes of this Article IV, (a) “Company” means LTF Holdings, Inc. and any parent, affiliated, related and/or direct or indirect subsidiary entity thereof, (b) “Company Business” means (i) the design, development, operation, management, advertisement, promotion, solicitation, marketing or sale of health and fitness clubs or health and fitness club memberships, (ii) any services, products or programs offered by health and fitness clubs, including but not limited to personal training, nutritional supplements; health testing or health assessments; wellness services or programs (whether direct to consumer or business to business); weight loss services or programs; kids activities; salons, spas, and medical spas; restaurants or cafes; athletic events and related services (including race timing and registration), and (iii) any other product or service that grows into a material business for the Company (or is under development and is projected to grow into a material business for the Company) as of the Optionee’s Termination of Services Date, and (c) “Territory” means the United States, Canada and any other country in which the Company is then doing Company Business as of the Optionee’s Termination of Services Date. Ownership by the Optionee, as a passive investment, of less than 2.5% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Section 4.4.

Section 4.5 Agreement Not to Solicit or Hire Employees. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, hire, engage or solicit for the purpose of employing or otherwise engaging any person who is then an employee of the Company or who was an employee of the Company as of the Optionee’s Termination of Services Date or at any time in the six-month period prior to such hiring, engagement or solicitation.

Section 4.6 Agreement Not to Solicit Business Relations. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, solicit, request, advise or induce any current or potential customer, member, supplier or other business contact of the Company to cancel, curtail or otherwise change its relationship with the Company.

Section 4.7 Blue Pencil Doctrine. If the duration of, the scope of or any business activity covered by any provision of this Article IV is found by a court of competent jurisdiction to be in excess of what is valid and enforceable under applicable law, such provision shall be construed to cover only that duration, scope or activity that is valid and enforceable, and all other provisions of this Article IV shall remain in full force and effect. The Optionee hereby acknowledges that this Article IV shall be given the construction that renders its provisions valid and enforceable to the maximum extent, not exceeding its express terms, possible under applicable law. Notwithstanding anything to the contrary, this Section 4.7 shall in no event apply to the extent its application would render this Article IV (or any portion thereof) unenforceable under applicable law.

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Section 4.8 Return of Records and Property. On or within thirty (30) days of the Termination of Services Date or at any other time as required by the Company, the Optionee shall promptly deliver to the Company any and all Company records and any and all Company property in the Optionee’s possession or under the Optionee’s control, and all copies thereof, including without limitation manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, printouts, computer disks, computer tapes, source codes, data, tables or calculations, keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment belonging to the Company, and shall also permanently delete all Company email, all Company customer, member, supplier or other business contacts’ information, and all other Company information from the Optionee’s computer, mobile phone and other electronic devices.

Section 4.9 Protectable Material; Trade Secrets.

(a) All right, title and interest in all discoveries, inventions, improvements, innovations and other material that the Optionee shall conceive or originate individually or jointly or commonly with others during the term of the Optionee’s employment and/or service with the Company (i) that are directly related to the business of the Company or to the Company’s actual or demonstrably anticipated research or development, or that results from any work performed by the Optionee for the Company, (ii) for which any equipment, supplies, facility or trade secret information of the Company was used and/or (iii) which was not developed entirely on the Optionee’s own time, whether or not patentable, copyrightable, or registrable as a trademark (“Protectable Material”), shall be the property of the Company and are hereby assigned by the Optionee to the Company (and the Optionee agrees to assign all Protectable Material to the Company in the future), along with ownership of any and all patents, copyrights, trademarks and other intellectual property rights in the Protectable Material. Upon request and without further compensation therefor, but at no expense to the Optionee, the Optionee shall execute any and all papers and perform all other acts necessary to assist the Company to obtain and register patents, copyrights, trademarks and other intellectual property rights on the Protectable Materials in any and all countries. Where applicable, works of authorship created by the Optionee for the Company in performing the Optionee’s duties and responsibilities hereunder shall be considered “works made for hire,” as defined in the U.S. Copyright Act.

(b) All trade secret information conceived or originated by the Optionee that arises during the term of the Optionee’s employment and/or service with the Company and out of the performance of the Optionee’s duties and responsibilities to the Company or any related material or information shall be the property of the Company, and all rights therein are hereby assigned by the Optionee to the Company.

(c) Notwithstanding the foregoing, the Optionee understands that pursuant to the Defend Trade Secrets Act of 2016, the Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Section 4.10 Non-Disparagement. The Optionee will not malign, defame or disparage the reputation, character, image, products or services of the Company, or the reputation or character of the Company’s directors, officers, employees, shareholders or agents, either orally or in writing, at any time; provided that nothing in this Section 4.10 shall be construed to limit or restrict the Optionee from providing truthful information to the extent required by applicable law in connection with any legal proceeding, government investigation or other legal matter.

Section 4.11 Enforcement. The Optionee acknowledges that the provisions of Article IV are reasonable and necessary to protect the legitimate interests of the Company, and that any violation of those provisions by the Optionee would cause real, immediate, substantial and irreparable harm to the Company

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to such an extent that monetary damages alone would be an inadequate remedy therefor. Therefore, in the event of any actual or threatened breach of any provision of Article IV, the Company shall, in addition to any other remedies it may have, be entitled to injunctive and other equitable relief to enforce such provisions and to restrain the Optionee from violating or continuing to violate such provisions, and such relief may be granted without the necessity of proving actual monetary damages or posting bond. The Optionee agrees that the Restricted Period shall be tolled, and shall not run, during any period of time in which he or she is in violation of the terms of Section 4.4, 4.5 or 4.6, in order that the Company and its affiliates shall have all of the agreed-upon temporal protection recited herein. No breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, or change in the nature or scope of the Optionee’s employment and/or service relationship with the Company, shall operate to extinguish the Optionee’s obligation to comply with Article IV. The Company (including, without limitation, its affiliates) are third party beneficiaries under this Agreement and shall have the right to enforce all of the Optionee’s obligations to the Company under this Agreement, including without limitation pursuant to Article IV, and the Company shall be entitled to assign its rights under this Article IV without the Optionee’s consent and any such assignees shall have the right to enforce all of the Optionee’s obligations to comply with this Article IV. The Optionee covenants and agrees that he or she has received adequate consideration for his or her obligations contained in Article IV, and will not take the position that the covenants contained in Article IV are void for lack of consideration. The Optionee will be responsible for any and all attorneys’ fees and costs the Company incurs in enforcing the Optionee’s obligations contained in Article IV.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Not a Contract of Employment or Services. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or engagement of the Company or any of its Subsidiaries or affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2 Shares Subject to Plan and Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

Section 5.4 Jurisdiction and Venue. The Optionee and the Company consent to jurisdiction of the courts of the State of Delaware and/or the United States District Court, District of Delaware, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. By execution and delivery of this Agreement, each party irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the making of copies thereof by registered or certified mail, postage prepaid, or by recognized express carrier or delivery service, to the applicable party

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at his, her or its address referred to herein. Each of the parties hereto irrevocably waives any objection which he, she or it may not or hereafter have to the laying of venue for the purposes of all such suits arising out of or in connection with this Agreement, or any related agreement, certificate or instrument referred to above, and hereby further irrevocably waives and agrees, to the fullest extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties consents to personal jurisdiction over such party in the aforementioned courts and hereby waives any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, shall be exclusively in Wilmington, Delaware.

Section 5.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.6 Amendment. The Option may be wholly or partially amended at any time or from time to time by the Administrator in its discretion; provided that if such amendment materially impairs the rights of the Optionee hereunder, no such amendment shall be effective until consented to in writing by the Optionee.

Section 5.7 Stockholder Approval.

(a) Except as otherwise provided in Section 5.7(b), in the event that the Company determines that any right to receive the Option or payment or other benefit under this Agreement (including, without limitation, the acceleration of the vesting and/or exercisability of the Option and taking into account the effect of this Section) or any other agreement by and between the Optionee and the Company, to or for the benefit of the Optionee (the “Payments”), would, in whole or part when aggregated with any other right, payment or benefit to or for the Optionee under all other agreements or benefit plans of the Company, be nondeductible by the Company (or other person making such payment or providing such benefit) as a result of Section 280G of the Code and/or would subject the Optionee to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”) then, to the extent necessary to make the Payments deductible and to exempt the Payments from the Excise Tax (but only to such extent and after taking into account any reduction in the Payments relating to Section 280G of the Code under any other plan, arrangement or agreement), the Option or any other right, payment or benefit under this Agreement shall not become exercisable, vested or paid.

(b) Notwithstanding any other provision of this Agreement, the provisions of Section 5.7(a) shall not apply to reduce the Payments if the Payments that would otherwise be nondeductible under Section 280G of the Code and/or would subject the Optionee to the Excise Tax are disclosed to and approved by the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

(c) The Company shall use commercially reasonable efforts to prepare and deliver to its stockholders the disclosure required by Section 280G(b)(5)(B) of the Code with respect to the Payments and to seek the approval of the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

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Section 5.8 Section 409A. The Company shall undertake to administer, interpret and construe this Agreement in a manner that does not result in the imposition on the Optionee of any additional tax, penalty or interest under Section 409A, and to comply with Section 409A to the extent applicable. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines in good faith that any provision of this Agreement would cause the Optionee to incur an additional tax, penalty or interest under Section 409A, the Company and Optionee shall cooperate in good faith to (a) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, as the Company and Optionee determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement and to avoid less favorable accounting or tax consequences for the Company and/or (b) take such other actions as the Company and Optionee determine to be necessary or appropriate to exempt the amounts payable hereunder from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Optionee or any other individual to the Company or any of its affiliates, employees or agents.

Section 5.9 Tax Consultation. The Optionee acknowledges and agrees that his or her entry into this Agreement and participation in the Plan is voluntary and there may be tax consequences as a result of his or her receipt of the Option and/or the purchase or disposition of the Shares underlying the Option. The Optionee represents that he or she (a) has consulted with any tax consultants he or she deems advisable in connection with this Agreement, the receipt of the Option, and the purchase or disposition of the Shares underlying the Option, and (b) is not relying on the Company for any tax advice. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that he or she (and not the Company) shall be solely responsible for the Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

LTF HOLDINGS, INC.

By:

Its:

OPTIONEE

[Employee]

Residence Address:

Optionee’s Social Security Number:

EXHIBIT A

TO STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,                 ,                 , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase                  Shares of LTF Holdings, Inc. (the “Company”) under and pursuant to the LTF Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated __________, 20__ (the “Option Agreement”, and such election to exercise, the “Exercise Notice”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$______________ (Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:         ¨    Incentive Stock Option                ¨    Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Exercise Notice.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS

A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

5. Entire Agreement. The Plan, the Option Agreement and the Stockholders Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

ACCEPTED BY: LTF HOLDINGS, INC.	SUBMITTED BY OPTIONEE:

By:	By:
Print Name:	Print Name:
Title:
Address:

NON-QUALIFIED STOCK OPTION AGREEMENT OF

LTF HOLDINGS, INC.

THIS AGREEMENT (the “Agreement”) is entered into as of [_____] (the “Grant Date”) by and between LTF Holdings, Inc., a Delaware corporation (the “Company”), and [_______], an employee, consultant or director of the Company or one of its Subsidiaries (hereinafter referred to as, the “Optionee”).

WHEREAS, the Board has approved the LTF Holdings, Inc. 2015 Equity Incentive Plan (as it may be amended from time to time, the “Plan”), the terms of which are hereby incorporated by reference and made a part of this Agreement;

WHEREAS, the Administrator (as defined in the Plan) has determined that it would be to the advantage and best interest of the Company and its shareholders to grant the Non-Qualified Stock Option to purchase [______] shares of Common Stock (the “Shares”) as provided for herein to the Optionee as an inducement to enter into or remain in the service of the Company or one of its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option; and

WHEREAS, the Optionee has entered into the Stockholders Agreement (as defined in the Plan).

NOW, THEREFORE, in consideration of the mutual covenants contained herein, including those set forth in Article IV hereof, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS

Whenever the following terms are used in this Agreement, they shall have the meaning specified below unless the context clearly indicates to the contrary. Capitalized terms used in this Agreement and not defined below shall have the meaning given such terms in the Plan. The singular pronoun shall include the plural, where the context so indicates.

Section 1.1 “Change of Control” shall mean (a) the sale of all or substantially all of the assets of the Company to any other person or entity (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), or (b) a change in beneficial ownership or control of the Company effected through a transaction or series of transactions (other than an offering of Common Stock or other securities to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its Subsidiaries, any of the Principal Stockholders, or any employee benefit plan maintained by the Company or any of its Subsidiaries), directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of such entity’s securities outstanding immediately after such acquisition.

Section 1.2 “Common Stock” shall mean shares of common stock, par value $0.01, of LTF Holdings, Inc.

Section 1.3 “Company” shall, except as set forth in Article IV, have the meaning set forth in the preamble hereto.

Section 1.4 “Disability” shall mean “Disability” as defined in any written employment agreement between the Optionee and the Company or any of its Subsidiaries; provided that, in the absence of such an agreement containing such definition, “Disability” shall mean the Optionee has become physically or mentally incapacitated or disabled such that the Optionee is unable to perform for the Company substantially the same services as the Optionee performed prior to incurring such incapacity or disability, and such incapacity or disability exists for an aggregate of four (4) calendar months in any twelve (12) month period (as determined in good faith by the Administrator). In connection with making the Administrator’s determination, the Company, at its option and expense, shall be entitled to select and retain a physician to confirm the existence of such incapacity or disability, and the determination made by such physician shall be binding on the parties for the purposes of this Agreement.

Section 1.5 “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

Section 1.6 “Good Reason” shall mean, without the Optionee’s express written consent, any of the following conditions shall occur, provided that none of the following conditions shall constitute Good Reason unless the Optionee first gives written notice to the Company within 90 days of the first occurrence of the condition, delineating the claimed facts or circumstances constituting Good Reason and setting forth the Optionee’s intention to terminate the Optionee’s employment if such breach is not duly remedied within 30 business days, and the Company fails to cure the condition within such 30-business day period:

(a) the Company has breached any material term(s) or material condition(s) of this Agreement, which breach was not caused by the Optionee; or

(b) the Company relocates its executive offices outside of a seventy-five (75) mile radius of its location as of the Grant Date, and the relocation results in a material change to the geographic location at which the Optionee performs services.

Section 1.7 “Grant Date” shall have the meaning set forth in the preamble hereto.

Section 1.8 “Initial Public Offering” shall mean an initial underwritten offering of Common Stock or securities of any of affiliates of the Company to the general public through a registration statement filed with the Securities and Exchange Commission (other than on Form S-3, S-4 or S-8 or any similar successor form or another form used for a purpose similar to the intended use of any such form).

Section 1.9 “IPO Measurement Date” shall mean the first date following the expiration of the lock-up period applicable to the Optionee related to the Initial Public Offering.

Section 1.10 “Measurement Date” shall mean (a) the date of a Change of Control, (b) the IPO Measurement Date and (c) the Termination Measurement Date.

Section 1.11 “Option” shall mean the Non-Qualified Stock Option to purchase Common Stock granted under this Agreement.

Section 1.12 “Optionee” shall have the meaning set forth in the preamble hereto.

Section 1.13 “Plan” shall have the meaning set forth in the Recitals hereto.

Section 1.14 “Proprietary Information” shall mean (a) the name, address and/or contact information of any customer, supplier or affiliate of the Company or any information concerning the transactions or relations of any customer, supplier or affiliate of the Company or any of its shareholders;

(b) any information concerning any product, service, technology or procedure offered or used by the

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Company or any of its affiliates, or under development by or being considered for use by the Company or any of its affiliates; (c) any information relating to marketing or pricing plans or methods, capital structure, or any business or strategic plans of the Company or any of its affiliates; (d) any inventions, innovations, trade secrets or other items covered by Sections 4.2 and 4.9; and (e) any other information which the Company or any of its affiliates has determined and communicated to the Optionee in writing to be proprietary information for purposes hereof; provided, however, that “Proprietary Information” shall not include any information that is or becomes generally known to the public other than through actions of the Optionee in violation of the restrictive covenants set forth in Article IV.

Section 1.15 “Restricted Period” shall mean the 18-month period following the Termination of Services Date.

Section 1.16 “Shares” shall have the meaning set forth in the Recitals.

Section 1.17 “Subsidiary” shall mean any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing at least fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain.

Section 1.18 “Termination Measurement Date” shall mean the date of the Optionee’s Termination of Services due to death or Disability.

Section 1.19 “Termination of Services Date” shall mean the effective date of the Optionee’s Termination of Services for any or no reason, including voluntary and involuntary termination of employment, consultancy or other service relationship (as determined by the Administrator).

Section 1.20 “Vested Option” shall mean, as of any date, the portion of the Option that has become vested on or prior to such date pursuant to Section 3.1(a) or (b) and has not been forfeited pursuant to Section 3.1(c) or otherwise. For the avoidance of doubt, the Vested Option as of the date of a Change of Control, shall be determined after taking into account any vesting pursuant to Section 3.1(b).

ARTICLE II.

GRANT OF OPTION

Section 2.1 Grant of Option. In consideration of the Optionee’s agreement to enter into or remain in the employ of, consultancy to or other service relationship with the Company or one of its Subsidiaries and for other good and valuable consideration, as of the Grant Date, the Company irrevocably grants to the Optionee the Option to purchase any part or all of an aggregate of [_____] Shares, upon the terms and conditions set forth in the Plan and this Agreement.

Section 2.2 Option Subject to Plan. The Option granted hereunder is subject to the terms and provisions of the Plan, including without limitation, Section 5, 8, 9(a) and 10(d) thereof.

Section 2.3 Option Price. The purchase price of the Shares subject to the Option shall be $[____] per share (without commission or other charge), which is not less than 100% of the Fair Market Value of a Share as of the Grant Date.

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ARTICLE III.

VESTING AND EXERCISABILITY

Section 3.1 Vesting.

(a) Subject to Sections 3.1(b) and (c), the Option shall vest in five equal and cumulative installments on each of the first five anniversaries of [______]; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the applicable vesting date.

(b) Notwithstanding Section 3.1(a) (but subject to Section 3.1(c)), upon the consummation of a Change of Control or an Initial Public Offering, the Option shall become fully vested immediately prior to the effective date of such Change of Control or upon the effectiveness of such Initial Public Offering, as applicable; provided that the Optionee remains continuously employed or engaged in active service by the Company or any of its Subsidiaries (and no Termination of Services occurs) from the Grant Date through the consummation of such Change of Control or the effectiveness of such Initial Public Offering, as applicable.

(c) Unless otherwise determined by the Administrator, (i) upon Termination of Services for any reason, any portion of the Option that has not become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become vested or exercisable, and (ii) upon a Termination of Services by the Optionee without Good Reason or by the Company for Cause, any portion of the Option that has become vested on or prior to the Termination of Services Date shall be forfeited on such date and shall not thereafter become exercisable. For the avoidance of doubt, no vested portion of the Option will be exercisable until the commencement of exercisability under Section 3.2.

Section 3.2 Commencement of Exercisability. Subject to Section 3.3, the Vested Option shall become exercisable on the occurrence of the first Measurement Date to occur following the Grant Date.

Section 3.3 Expiration of Option. The Option may not be exercised to any extent by anyone after the first to occur of the following events:

(a) The tenth anniversary of the Grant Date; or

(b) The Termination of Services Date upon Termination of Services by the Company for Cause or by the Optionee without Good Reason, immediately prior to such Termination of Services (and subject to such Termination of Services); or

(c) The date the Optionee first violates any of the restrictive covenants set forth in Article IV or any other written agreement by and between the Optionee and the Company or any of its affiliates.

Section 3.4 Partial Exercise. Any exercisable portion of the Vested Option or the entire Vested Option, if then wholly exercisable, may be exercised in whole or in part at any time prior to the time when the Vested Option or portion thereof becomes unexercisable; provided, however, that each partial exercise shall be for not less than 100 Shares and shall be for whole Shares only.

Section 3.5 Persons Eligible to Exercise. During the lifetime of the Optionee, only the Optionee may exercise the Option or any portion thereof. After the death of the Optionee, any exercisable portion of the Option may, prior to the time when the Option becomes unexercisable under Section 3.3, be exercised by the Optionee’s personal representative or by any person empowered to do so under the deceased Optionee’s will or under the then applicable laws of descent and distribution.

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Section 3.6 Manner of Exercise. The Option, or any exercisable portion thereof, may be exercised solely by delivery to the Secretary of the Company or the Secretary’s office, or such other place as may be determined by the Administrator, of all of the following prior to the time when the Option or such portion thereof becomes unexercisable under Section 3.3:

(a) An exercise notice substantially in the form attached as Exhibit A hereto (or such other form as is prescribed by the Administrator) (the “Exercise Notice”) in writing signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Option or portion thereof is thereby exercised, such notice complying with all applicable rules established by the Administrator; and

(b) Subject to Section 5(f) of the Plan:

(i) Full payment (in cash or by check) for the Shares with respect to which the Option or portion thereof is exercised; or

(ii) With the consent of the Administrator, by delivery of Shares then issuable upon exercise of the Option having a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; or

(iii) With the consent of the Administrator, through the (A) delivery by the Optionee to the Company of an irrevocable and unconditional undertaking by a broker acceptable to the Company to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Optionee to the Company or a copy of irrevocable and unconditional instructions to a broker acceptable to the Company to deliver promptly to the Company cash or a check sufficient to pay the exercise price; provided that payment is then made to the Company at such time as may be required by the Administrator; or

(iv) With the consent of the Administrator, any other method of payment permitted under the terms of the Plan; or

(v) Subject to any applicable laws, any combination of the consideration allowed under the foregoing paragraphs.

(c) The receipt by the Company of full payment for any applicable withholding tax in cash or by check or in the form of consideration to be agreed upon by the Optionee and the Administrator;

(d) A joinder or other agreement in the form provided by the Company signed by the Optionee or any other person then entitled to exercise the Option or portion thereof, stating that the Shares received upon exercise of the Option or portion thereof are subject to the terms of the Stockholder Agreement; and

(e) In the event the Option or portion thereof shall be exercised pursuant to Section 3.5 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option.

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Section 3.7 Exercise of Option. The exercise of the Option shall be governed by the terms of this Agreement and the terms of the Plan, including, without limitation, the provisions of Section 5 of the Plan.

ARTICLE IV.

RESTRICTIVE COVENANTS

Section 4.1 Introduction. The parties acknowledge and agree that (a) the provisions and covenants contained in this Article IV (i) have been negotiated and are entered into in good faith as an ancillary agreement in connection with the grant of the Option contemplated by this Agreement, (ii) are material to this Agreement, (iii) are provided for, among other things, the protection of the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships, goodwill and reputation (which is an honest and just purpose), (iv) are reasonable in geographic and temporal scope and (v) do not impose a greater restriction or restraint than is necessary to protect the Company’s trade secrets, confidential and commercially-sensitive information, client and customer relationships and contacts, goodwill, reputation and other legitimate business interests, (b) the Optionee (i) is employed or otherwise engaged as an independent contractor or other service provider by the Company, (ii) has been and/or will be provided with confidential and commercially-sensitive information regarding the Company and its business during his or her employment and/or service with the Company, and (iii) provides special, unique and extraordinary services to the Company, (c) the provisions of this Article IV do not adversely affect the Optionee’s ability to earn a living in any capacity, stifle the Optionee’s ability to use his or her inherent skills and experience, or otherwise impose undue hardship or oppression on the Optionee, and (d) the entitlement to the benefits provided to the Optionee under this Agreement, whether or not such benefits have vested and/or become exercisable, constitute sufficient consideration for all of the Optionee’s covenants contained in this Article IV.

Section 4.2 Confidential Information. Except as permitted by the Board, during the term of the Optionee’s employment and/or service with the Company and at all times thereafter, the Optionee shall not divulge, furnish or make accessible to anyone or use in any way other than in the ordinary course of the business of the Company, any confidential, proprietary or secret knowledge or information of the Company or any of its affiliates, whether developed by the Optionee or others, including but not limited to (a) trade secrets, (b) confidential and proprietary plans, developments, research, processes, designs, methods or material (whether or not patented or patentable), (c) customer and supplier lists, (d) strategic or other business, marketing or sales plans, (e) financial data and plans and (f) Proprietary Information. The Optionee acknowledges that the above-described knowledge and information constitute unique and valuable assets of the Company and represent a substantial investment of time and expense by the Company, and that any disclosure or other use of such knowledge or information other than for the sole benefit of the Company would be wrongful and would cause irreparable harm to the Company. During the term of the Optionee’s employment and/or service with the Company, the Optionee shall refrain from any acts or omissions that would reduce the value of such knowledge or information to the Company. The foregoing obligations of confidentiality shall not apply to any knowledge or information that (i) is now or subsequently becomes generally publicly known for reasons other than the Optionee’s violation of this Agreement, (ii) is independently made available to the Optionee in good faith by a third party who has not violated a confidential relationship with the Company, or (iii) is required to be disclosed by legal process, other than as a direct or indirect result of the breach of this Agreement by the Optionee.

Section 4.3 Ventures. If, during the Optionee’s employment and/or service with the Company, the Optionee is engaged in or associated with the planning or implementing of any project, program or venture involving the Company, all rights in such project, program or venture shall belong to the Company, as applicable. Except as approved in writing by the Board, the Optionee shall not be entitled to any interest in any such project, program or venture or to any commission, finder’s fee or other compensation in

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connection therewith. The Optionee shall have no interest, direct or indirect, in any customer or supplier that conducts business with the Company, provided that a passive investment of less than 2.5% of the outstanding shares of capital stock of any customer or supplier listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this sentence.

Section 4.4 Agreement Not to Compete. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, directly or indirectly, engage in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, employee, member of any association, consultant or otherwise) in any Company Business (as defined below) in the Territory (as defined below). For purposes of this Article IV, (a) “Company” means LTF Holdings, Inc. and any parent, affiliated, related and/or direct or indirect subsidiary entity thereof, (b) “Company Business” means (i) the design, development, operation, management, advertisement, promotion, solicitation, marketing or sale of health and fitness clubs or health and fitness club memberships, (ii) any services, products or programs offered by health and fitness clubs, including but not limited to personal training, nutritional supplements; health testing or health assessments; wellness services or programs (whether direct to consumer or business to business); weight loss services or programs; kids activities; salons, spas, and medical spas; restaurants or cafes; athletic events and related services (including race timing and registration), and (iii) any other product or service that grows into a material business for the Company (or is under development and is projected to grow into a material business for the Company) as of the Optionee’s Termination of Services Date, and (c) “Territory” means the United States, Canada and any other country in which the Company is then doing Company Business as of the Optionee’s Termination of Services Date. Ownership by the Optionee, as a passive investment, of less than 2.5% of the outstanding shares of capital stock of any corporation listed on a national securities exchange or publicly traded in the over-the-counter market shall not constitute a breach of this Section 4.4.

Section 4.5 Agreement Not to Solicit or Hire Employees. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, hire, engage or solicit for the purpose of employing or otherwise engaging any person who is then an employee of the Company or who was an employee of the Company as of the Optionee’s Termination of Services Date or at any time in the six-month period prior to such hiring, engagement or solicitation.

Section 4.6 Agreement Not to Solicit Business Relations. During the term of the Optionee’s employment and/or service with the Company and during the Restricted Period, regardless of the reason for such termination and regardless of whether the termination is initiated by the Company or Optionee, the Optionee shall not, in any manner or capacity (including without limitation as a proprietor, owner, principal, agent, partner, officer, director, stockholder, employee, member of any association, consultant or otherwise), directly or indirectly, solicit, request, advise or induce any current or potential customer, member, supplier or other business contact of the Company to cancel, curtail or otherwise change its relationship with the Company.

Section 4.7 Blue Pencil Doctrine. If the duration of, the scope of or any business activity covered by any provision of this Article IV is found by a court of competent jurisdiction to be in excess of what is valid and enforceable under applicable law, such provision shall be construed to cover only that duration, scope or activity that is valid and enforceable, and all other provisions of this Article IV shall remain in full force and effect. The Optionee hereby acknowledges that this Article IV shall be given the construction that renders its provisions valid and enforceable to the maximum extent, not exceeding its

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express terms, possible under applicable law. Notwithstanding anything to the contrary, this Section 4.7 shall in no event apply to the extent its application would render this Article IV (or any portion thereof) unenforceable under applicable law.

Section 4.8 Return of Records and Property. On or within thirty (30) days of the Termination of Services Date or at any other time as required by the Company, the Optionee shall promptly deliver to the Company any and all Company records and any and all Company property in the Optionee’s possession or under the Optionee’s control, and all copies thereof, including without limitation manuals, books, blank forms, documents, letters, memoranda, notes, notebooks, reports, printouts, computer disks, computer tapes, source codes, data, tables or calculations, keys, access cards, access codes, passwords, credit cards, personal computers, telephones and other electronic equipment belonging to the Company, and shall also permanently delete all Company email, all Company customer, member, supplier or other business contacts’ information, and all other Company information from the Optionee’s computer, mobile phone and other electronic devices.

Section 4.9 Protectable Material; Trade Secrets.

(a) All right, title and interest in all discoveries, inventions, improvements, innovations and other material that the Optionee shall conceive or originate individually or jointly or commonly with others during the term of the Optionee’s employment and/or service with the Company (i) that are directly related to the business of the Company or to the Company’s actual or demonstrably anticipated research or development, or that results from any work performed by the Optionee for the Company, (ii) for which any equipment, supplies, facility or trade secret information of the Company was used and/or (iii) which was not developed entirely on the Optionee’s own time, whether or not patentable, copyrightable, or registrable as a trademark (“Protectable Material”), shall be the property of the Company and are hereby assigned by the Optionee to the Company (and the Optionee agrees to assign all Protectable Material to the Company in the future), along with ownership of any and all patents, copyrights, trademarks and other intellectual property rights in the Protectable Material. Upon request and without further compensation therefor, but at no expense to the Optionee, the Optionee shall execute any and all papers and perform all other acts necessary to assist the Company to obtain and register patents, copyrights, trademarks and other intellectual property rights on the Protectable Materials in any and all countries. Where applicable, works of authorship created by the Optionee for the Company in performing the Optionee’s duties and responsibilities hereunder shall be considered “works made for hire,” as defined in the U.S. Copyright Act.

(b) All trade secret information conceived or originated by the Optionee that arises during the term of the Optionee’s employment and/or service with the Company and out of the performance of the Optionee’s duties and responsibilities to the Company or any related material or information shall be the property of the Company, and all rights therein are hereby assigned by the Optionee to the Company.

(c) Notwithstanding the foregoing, the Optionee understands that pursuant to the Defend Trade Secrets Act of 2016, the Optionee shall not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

Section 4.10 Non-Disparagement. The Optionee will not malign, defame or disparage the reputation, character, image, products or services of the Company, or the reputation or character of the Company’s directors, officers, employees, shareholders or agents, either orally or in writing, at any time;

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provided that nothing in this Section 4.10 shall be construed to limit or restrict the Optionee from providing truthful information to the extent required by applicable law in connection with any legal proceeding, government investigation or other legal matter.

Section 4.11 Enforcement. The Optionee acknowledges that the provisions of Article IV are reasonable and necessary to protect the legitimate interests of the Company, and that any violation of those provisions by the Optionee would cause real, immediate, substantial and irreparable harm to the Company to such an extent that monetary damages alone would be an inadequate remedy therefor. Therefore, in the event of any actual or threatened breach of any provision of Article IV, the Company shall, in addition to any other remedies it may have, be entitled to injunctive and other equitable relief to enforce such provisions and to restrain the Optionee from violating or continuing to violate such provisions, and such relief may be granted without the necessity of proving actual monetary damages or posting bond. The Optionee agrees that the Restricted Period shall be tolled, and shall not run, during any period of time in which he or she is in violation of the terms of Section 4.4, 4.5 or 4.6, in order that the Company and its affiliates shall have all of the agreed-upon temporal protection recited herein. No breach of any provision of this Agreement by the Company, or any other claimed breach of contract or violation of law, or change in the nature or scope of the Optionee’s employment and/or service relationship with the Company, shall operate to extinguish the Optionee’s obligation to comply with Article IV. The Company (including, without limitation, its affiliates) are third party beneficiaries under this Agreement and shall have the right to enforce all of the Optionee’s obligations to the Company under this Agreement, including without limitation pursuant to Article IV, and the Company shall be entitled to assign its rights under this Article IV without the Optionee’s consent and any such assignees shall have the right to enforce all of the Optionee’s obligations to comply with this Article IV. The Optionee covenants and agrees that he or she has received adequate consideration for his or her obligations contained in Article IV, and will not take the position that the covenants contained in Article IV are void for lack of consideration. The Optionee will be responsible for any and all attorneys’ fees and costs the Company incurs in enforcing the Optionee’s obligations contained in Article IV.

ARTICLE V.

OTHER PROVISIONS

Section 5.1 Not a Contract of Employment or Services. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ or engagement of the Company or any of its Subsidiaries or affiliates or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries and affiliates, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever, with or without Cause, except as may otherwise be provided by any written agreement entered into by and between the Company and the Optionee.

Section 5.2 Shares Subject to Plan and Stockholders Agreement; Entire Agreement. The Optionee acknowledges that any shares acquired upon exercise of the Option are subject to the terms of the Plan and the Stockholders Agreement. The terms of this Agreement are intended by the parties to be the final expression of their agreement with respect to the subject matter hereof and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties further intend that this Agreement (together with the Plan and the Stockholders Agreement) shall constitute the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial, administrative, or other legal proceeding to vary the terms of this Agreement.

Section 5.3 Construction. This Agreement shall be administered, interpreted and enforced under the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof, or principles of conflicts of law of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

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Section 5.4 Jurisdiction and Venue. The Optionee and the Company consent to jurisdiction of the courts of the State of Delaware and/or the United States District Court, District of Delaware, for the purpose of resolving all issues of law, equity, or fact, arising out of or in connection with this Agreement. Any action involving claims of a breach of this Agreement shall be brought in such courts. By execution and delivery of this Agreement, each party irrevocably consents to service of process out of any of the aforementioned courts in any such action or proceeding by the making of copies thereof by registered or certified mail, postage prepaid, or by recognized express carrier or delivery service, to the applicable party at his, her or its address referred to herein. Each of the parties hereto irrevocably waives any objection which he, she or it may not or hereafter have to the laying of venue for the purposes of all such suits arising out of or in connection with this Agreement, or any related agreement, certificate or instrument referred to above, and hereby further irrevocably waives and agrees, to the fullest extent permitted by applicable law, not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Each of the parties consents to personal jurisdiction over such party in the aforementioned courts and hereby waives any defense of lack of personal jurisdiction. Venue, for the purpose of all such suits, shall be exclusively in Wilmington, Delaware.

Section 5.5 Conformity to Securities Laws. The Optionee acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated thereunder by the Securities and Exchange Commission, including without limitation Rule 16b-3. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Option is granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

Section 5.6 Amendment. The Option may be wholly or partially amended at any time or from time to time by the Administrator in its discretion; provided that if such amendment materially impairs the rights of the Optionee hereunder, no such amendment shall be effective until consented to in writing by the Optionee.

Section 5.7 Stockholder Approval.

(a) Except as otherwise provided in Section 5.7(b), in the event that the Company determines that any right to receive the Option or payment or other benefit under this Agreement (including, without limitation, the acceleration of the vesting and/or exercisability of the Option and taking into account the effect of this Section) or any other agreement by and between the Optionee and the Company, to or for the benefit of the Optionee (the “Payments”), would, in whole or part when aggregated with any other right, payment or benefit to or for the Optionee under all other agreements or benefit plans of the Company, be nondeductible by the Company (or other person making such payment or providing such benefit) as a result of Section 280G of the Code and/or would subject the Optionee to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”) then, to the extent necessary to make the Payments deductible and to exempt the Payments from the Excise Tax (but only to such extent and after taking into account any reduction in the Payments relating to Section 280G of the Code under any other plan, arrangement or agreement), the Option or any other right, payment or benefit under this Agreement shall not become exercisable, vested or paid.

(b) Notwithstanding any other provision of this Agreement, the provisions of Section 5.7(a) shall not apply to reduce the Payments if the Payments that would otherwise be nondeductible under Section 280G of the Code and/or would subject the Optionee to the Excise Tax are disclosed to and approved by the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

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(c) The Company shall use commercially reasonable efforts to prepare and deliver to its stockholders the disclosure required by Section 280G(b)(5)(B) of the Code with respect to the Payments and to seek the approval of the Company’s stockholders in accordance with Section 280G(b)(5)(B) of the Code and the Department of Treasury regulations thereunder.

Section 5.8 Section 409A. The Company shall undertake to administer, interpret and construe this Agreement in a manner that does not result in the imposition on the Optionee of any additional tax, penalty or interest under Section 409A, and to comply with Section 409A to the extent applicable. Notwithstanding any provision of this Agreement to the contrary, in the event that the Company determines in good faith that any provision of this Agreement would cause the Optionee to incur an additional tax, penalty or interest under Section 409A, the Company and Optionee shall cooperate in good faith to (a) adopt such amendments to this Agreement and appropriate policies and procedures, including amendments and policies with retroactive effect, as the Company and Optionee determine to be necessary or appropriate to preserve the intended tax treatment of the benefits provided by this Agreement, to preserve the economic benefits of this Agreement and to avoid less favorable accounting or tax consequences for the Company and/or (b) take such other actions as the Company and Optionee determine to be necessary or appropriate to exempt the amounts payable hereunder from Section 409A or to comply with the requirements of Section 409A and thereby avoid the application of penalty taxes thereunder. No provision of this Agreement shall be interpreted or construed to transfer any liability for failure to comply with the requirements of Section 409A from the Optionee or any other individual to the Company or any of its affiliates, employees or agents.

Section 5.9 Tax Consultation. The Optionee acknowledges and agrees that his or her entry into this Agreement and participation in the Plan is voluntary and there may be tax consequences as a result of his or her receipt of the Option and/or the purchase or disposition of the Shares underlying the Option. The Optionee represents that he or she (a) has consulted with any tax consultants he or she deems advisable in connection with this Agreement, the receipt of the Option, and the purchase or disposition of the Shares underlying the Option, and (b) is not relying on the Company for any tax advice. The Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Optionee understands that he or she (and not the Company) shall be solely responsible for the Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

[signature page follows]

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IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

LTF HOLDINGS, INC.

By:

Its:

OPTIONEE

[________]

Residence Address:

Optionee’s Social Security Number:

Signature Page to Non-Qualified Stock Option Agreement

EXHIBIT A

TO STOCK OPTION AGREEMENT

FORM OF EXERCISE NOTICE

Effective as of today,    , , the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase Shares of LTF Holdings, Inc. (the “Company”) under and pursuant to the LTF Holdings, Inc. 2015 Equity Incentive Plan (the “Plan”) and the Non-Qualified Stock Option Agreement dated , 20___ (the “Option Agreement”, and such election to exercise, the “Exercise Notice”). Capitalized terms used herein without definition shall have the meanings given in the Option Agreement.

Grant Date:

Number of Shares as to which Option is Exercised:

Exercise Price per Share:	$____________

Total Exercise Price:	$____________

Certificate to be issued in name of:

Cash Payment delivered herewith:	$(Representing the full Exercise Price for the Shares, as well as any applicable withholding tax)

Type of Option:        ¨    Incentive Stock Option     ¨ Non-Qualified Stock Option

1. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

2. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice. Optionee is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. Optionee understands that Optionee (and not the Company) shall be responsible for Optionee’s tax liability that may arise as a result of this investment or the transactions contemplated by this Exercise Notice.

3. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Optionee understands and agrees that the Company shall cause any certificates issued evidencing the Shares to have the legends set forth below or legends substantially equivalent thereto, together with any other legends that may be required by state or federal securities laws:

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS

A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL (WHICH MAY BE COUNSEL FOR THE COMPANY) REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SHARES.

(b) Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of the Option Agreement or the Stockholders Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

4. Further Instruments. Optionee hereby agrees to execute such further instruments and to take such further action as the Company determines are reasonably necessary to carry out the purposes and intent of the Option Agreement and this Exercise Notice.

5. Entire Agreement. The Plan, the Option Agreement and the Stockholders Agreement are incorporated herein by reference. This Exercise Notice, the Plan, the Option Agreement and the Stockholders Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

ACCEPTED BY: LTF HOLDINGS, INC.	SUBMITTED BY OPTIONEE:
By:	By:
Print Name:	Print Name:
Title:
Address: